As filed with the Securities And Exchange Commission
on February 25, 2005

Securities Act Registration No. 2-55301
Investment Company Act Registration No. 811-2619

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  ☐

  PRE-EFFECTIVE AMENDMENT NO.  ☐

  POST-EFFECTIVE AMENDMENT NO. 43  ☒

  and/or
  REGISTRATION STATEMENT UNDER THE
  INVESTMENT COMPANY ACT OF 1940  ☐

  Amendment No. 34  ☒

(Check appropriate box or boxes)

MONEYMART ASSETS, INC.

(Exact name of registrant as specified in charter)

GATEWAY CENTER THREE
100 MULBERRY STREET
NEWARK, NEW JERSEY 07102

(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, Including Area Code: (973) 802-6469

Jonathan D. Shain, Esq.
Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102

(Name and Address of Agent for Service)

It is proposed that this filing will become effective
(check appropriate box):

  ☒  immediately upon filing pursuant to paragraph (b)

  ☐  on (date) pursuant to paragraph (b)

  ☐  60 days after filing pursuant to paragraph (a)(1)

  ☐  on (date) pursuant to paragraph (a)(1)

  ☐  75 days after filing pursuant to paragraph (a)(2)

  ☐  on (date) pursuant to paragraph (a)(2) of Rule 485.

  If appropriate, check the following box:

  ☐  this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

FEBRUARY 25, 2005

MONEYMART ASSETS, INC.

FUND TYPE

Money Market

OBJECTIVE

Maximum current income consistent with stability of capital and the maintenance of liquidity

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

Table of Contents

1	Risk/Return Summary

1	Investment Objective and Principal Strategies

1	Principal Risks

2	Evaluating Performance

3	Fees and Expenses

5	How the Fund Invests

5	Investment Objective and Policies

7	Other Investments and Strategies

8	Investment Risks

10	How the Fund is Managed

10	Board of Directors

10	Manager

10	Investment Adviser

11	Distributor

11	Disclosure of Portfolio Holdings

12	Fund Distributions and Tax Issues

12	Distributions

13	Tax Issues

15	How to Buy, Sell and Exchange Shares of the Fund

15	How to Buy Shares

21	How to Sell Your Shares

23	How to Exchange Your Shares

24	Telephone Redemptions and Exchanges

25	Expedited Redemption Privilege

26	Financial Highlights

26	Class A Shares

27	Class Z Shares

For More Information (Back Cover)

Risk/Return Summary

Money Market Funds

Money market funds - which hold high-quality short-term debt obligations - provide investors with a lower risk, highly liquid investment option. These funds attempt to maintain a net asset value of $1 per share, although there can be no guarantee that they will always be able to do so.

This section highlights key information about MoneyMart Assets, Inc., which we refer to as "the Fund." Effective June 30, 2003, the name of the Fund changed from Prudential MoneyMart Assets, Inc. to MoneyMart Assets, Inc. Additional information follows this summary.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Our investment objective is maximum current income consistent with stability of capital and the maintenance of liquidity. This means we look for investments that we think will provide a high level of current income. To achieve our objective, we invest in short-term money market instruments such as obligations issued by the U.S. Government, its agencies and instrumentalities, commercial paper, asset-backed securities, funding agreements, variable rate demand notes, bills, notes and other obligations issued by banks, corporations and other companies (including trust structures), and obligations issued by foreign banks, companies or foreign governments, and municipal notes. The Fund will invest only in instruments with remaining maturities of thirteen months or less and which are denominated in U.S. dollars. The Fund may invest in longer-term securities that are accompanied by demand features which will shorten the effective maturity of the securities to thirteen months or less. While we make every effort to achieve our objective and maintain a net asset value of $1 per share, we can't guarantee success. To date, the Fund's net asset value has never deviated from $1 per share.

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Since the Fund invests in debt obligations, there is the risk that the value of a particular obligation could go down. Debt obligations are generally subject to credit risk - the risk that the issuer of a particular security may be unable to make principal and interest payments when they are due, and market risk - the risk that the securities could lose value because interest rates change or investors lose confidence in the ability of issuers in general to pay back their debt. With respect to the Fund's investments in asset-backed securities, there is a risk of prepayment, which means that if the underlying obligations are paid before they are due, the security may discontinue paying an attractive rate of income.

The Fund's investment in foreign securities involves additional risks. For example, foreign banks and companies generally are not subject to regulatory requirements

Risk/Return Summary

comparable to those applicable to U.S. banks and companies. In addition, political developments and changes in currency rates may adversely affect the value of foreign securities. In all cases, however, we invest only in U.S. dollar-denominated securities.

There is also a risk that we will sell a security for a price that is higher or lower than the value attributed to the security through the amortized cost valuation procedures we follow. Such an event could affect our ability to maintain a net asset value of $1 per share.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Fund seeks to preserve the net asset value of an investment at $1 per share, it is possible to lose money by investing in the Fund. For more detailed information about the risks associated with the Fund, see "How the Fund Invests - Investment Risks."

EVALUATING PERFORMANCE

A number of factors - including risk - can affect how the Fund performs. The following bar chart shows the Fund's performance for each full calendar year of operation for the last 10 years. The tables below compare the Fund's average annual returns and yield for the periods indicated with those of a group of similar funds. The bar chart and tables demonstrate the risk of investing in the Fund by showing how returns can change from year to year and by showing how the Fund's average annual returns and yield compare with a group of similar funds. Past performance is not necessarily an indication that the Fund will achieve similar results in the future. For current yield information, you can call us at (800) 225-1852.

Annual Returns1 (Class A shares) (as of 12/31/04)

BEST QUARTER: 1.59% (4th quarter of 2000) WORST QUARTER: 0.10% (1st quarter of 2004)

Average Annual Returns1 (as of 12/31/04)

	One Year	Five Years	Ten Years	Since Inception
Class A shares	.70%	2.48%	3.76%	6.48% (since 6-1-76)
Class Z shares	.82	2.60	N/A	3.66 (since 3-1-96)
Lipper Average (A shares)[2]	.60	2.22	3.63	[2]
Lipper Inst. Average (Z shares)[2]	1.00	2.67	4.03	[2]
7-Day Yield[1] (as of 12/31/04)
Class A shares	1.49
Class Z shares	1.62
iMoneyNet, Inc. Taxable Prime Retail Average[3]	1.40

1  The Fund's returns and yield are after deduction of expenses.

2  The Lipper averages are based upon the average return of all mutual funds in the U.S. Taxable Money Market Funds category. Lipper returns since inception are 6.39% for Class A and 3.81% for Class Z Shares. These returns would be lower if they included the effect of sales charges and taxes. Source: Lipper Inc.

3  iMoneyNet, Inc. reports a seven-day current yield, net asset value (NAV), and weighted average maturity (WAM) on Tuesdays. This is the data of all funds in the iMoneyNet, Inc. Taxable Prime Retail Average (formerly called the iMoneyNet General Purpose Average) category as of December 31, 2004. The yield would be lower if it included the effect of sales charges and taxes.

Class B shares and Class C shares do not currently have assets, and therefore, no performance information is available for these share classes.

FEES AND EXPENSES

These tables show the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees1 (paid directly from your investment)

	Class A	Class B2	Class C2	Class Z
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or sale proceeds)	None	None	None	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None	None
Redemption fees	None	None	None	None
Exchange fee	None	None	None	None

Annual Fund Operating Expenses (deducted from Fund assets)

	Class A	Class B	Class C	Class Z
Management fees	.303%	.303%	.303%	.303%
+ Distribution and service (12b-1) fees	.125%	None	None	None
+ Other expenses	.277%	.277%	.277%	.277%
= Total annual Fund operating expenses	.705%	.580%	.580%	.580%

1  Your broker may charge you a separate or additional fee for purchases of shares or an administration fee on fund balances, including income from fund distributions.

2  These share classes do not currently have assets. Expenses are estimated based on operating expenses of the Fund and applicable class specific expenses.

Risk/Return Summary

Example

This example is intended to help you compare the fees and expenses of the Fund's different share classes and compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A shares[1]	$73	$227	$395	$883
Class B shares[1,2]	559	486	424	782
Class C shares[1,2]	159	186	324	726
Class Z shares	59	186	324	726

1  Shareholders who exchange Class A (in some cases), Class B or Class C shares of another fund into shares of the Fund are generally subject to a Contingent Deferred Sales Charge (CDSC) imposed by the original fund upon their redemption of Fund shares depending on the date of purchase of shares of the original fund. The example takes into account the CDSC generally applicable to Class B shares of an original fund. The example assumes a CDSC of 5%, although if you have held shares of the original fund for more than one year, the CDSC will be lower. Investors should refer to the prospectus of the original fund for further details about the applicable CDSC. For further information, see "How to Buy, Sell and Exchange Shares of the Fund - How to Sell Your Shares."

2  These share classes are estimated based on operating expenses of the Fund and applicable class specific sales charges.

How the Fund Invests

INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective is maximum current income consistent with stability of capital and the maintenance of liquidity. While we make every effort to achieve our objective, we can't guarantee success.

We invest in a diversified portfolio of short-term debt obligations which include, but are not limited to, obligations issued by the U.S. Government, its agencies and instrumentalities, commercial paper, asset-backed securities, funding agreements, variable rate demand notes, bills, notes and other obligations issued by banks, corporations and other companies (including trust structures), obligations issued by foreign banks, companies or foreign governments, and municipal notes.

The Fund invests in high-quality money market instruments to try to provide investors with current income while maintaining a stable net asset value of $1 per share. We manage the Fund to comply with specific rules designed for money market mutual funds. This means that we manage the Fund's portfolio to comply with the requirements of the Investment Company Act of 1940, as amended (the 1940 Act) Rule 2a-7. As such, we will not acquire any security with a remaining maturity exceeding thirteen months, and we will maintain a dollar-weighted average portfolio maturity of 90 days or less. In addition, we will comply with the diversification, quality and other requirements of Rule 2a-7. This means, generally, that the instruments we purchase present "minimal credit risk" and are of "eligible quality." "Eligible quality" for this purpose means a security: (a) rated in one of the two highest short-term rating categories by at least two nationally recognized statistical rating organizations (NRSROs) or, if only one NRSRO has rated the security, so rated by that NRSRO; (b) rated in one of the three highest long-term rating categories by at least two NRSROs or, if only one NRSRO has rated the security, so rated by that NRSRO; or (c) if unrated, of comparable quality as determined by the Fund's investment adviser. All securities that we purchase will be denominated in U.S. dollars but may be issued by a foreign issuer.

Commercial Paper are short-term debt obligations of banks, corporations and other borrowers. The obligations are usually issued by financially strong businesses and often include a line of credit to protect purchasers of the obligations. An asset-backed security is a loan or note that pays interest based upon the cash flow of a pool of underlying assets, such as mortgages, loans, credit card receivables, corporate receivables and corporate and municipal securities. Certificates of deposit, time deposits, bankers' acceptances and bank notes are obligations issued by or through a bank. These instruments depend upon the strength of the bank involved in the borrowing to give investors comfort that the borrowing will be repaid when promised. Funding agreements are contracts issued by insurance companies that guarantee a return of principal, plus some amount of interest. When purchased by money market

How the Fund Invests

funds, funding agreements will typically be short-term and will provide an adjustable rate of interest.

Debt obligations in general, including those listed above and any others that we may purchase, are basically written promises to repay a debt. Among the various types of debt securities we may purchase, the terms of repayment may vary, as may the commitment of other parties to honor the obligations of the issuer of the security. We may purchase securities that include demand features, which allow us to demand repayment of a debt obligation before the obligation is due or "matures." This means that we can purchase longer-term securities because we can demand repayment of the obligation at an agreed-upon price within a relatively short period of time. This procedure follows the rules applicable to money market funds.

The Fund's investments also include variable rate demand obligations (VRDOs) and VRDOs in the form of participation interests (Participating VRDOs) in variable rate tax-exempt obligations held by financial institutions. The VRDOs in which the Fund may invest are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand on the part of the holder to receive payment of the unpaid principal plus accrued interest on a short notice period. Participating VRDOs provide the Fund with a specified undivided interest (up to 100%) of the underlying obligations and the right to demand payment of the unpaid principal plus accrued interest on the Participating VRDOs from the financial institution on a short notice period. There is a possibility, because of default or insolvency, that the demand features of VRDOs or Participating VRDOs may not be honored.

Foreign securities and foreign markets involve additional risk. Laws and accounting standards typically are not as strict in foreign countries as they are in the U.S. Foreign fixed income and currency markets may be less stable than U.S. markets. Changes in the exchange rates of foreign currencies can affect the value of foreign assets.

Any of the money market instruments that the Fund may purchase may be accompanied with the right to resell the instrument prior to the instrument's maturity. In addition, we may separately purchase rights to resell these instruments. These rights are referred to as "puts" and are acquired by the Fund to protect against a possible decline in the market value of the securities to which the puts relate in the event of interest rate fluctuations, to shorten the effective maturity of the security and to provide the Fund with liquidity to meet shareholder redemption requests.

The securities that we may purchase may change over time as new types of money market instruments are developed. We will purchase these new instruments, however,

only if their characteristics and features follow the rules governing the operation of money market funds.

Our investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Directors of the Fund can change investment policies that are not fundamental.

For more information, see "Investment Risks" below and the Statement of Additional Information (SAI), "Description of the Fund, Its Investments and Risks." The SAI contains more information about the Fund. To obtain a copy, see the back cover of this prospectus.

OTHER INVESTMENTS AND STRATEGIES

While the Fund invests principally in the securities described above, it may invest in other securities or use certain investment strategies to increase returns or protect its assets, if market conditions warrant.

The Fund may also invest in debt obligations issued by the U.S. Treasury. Treasury securities have different interest rates and maturities, but they are all backed by the full faith and credit of the U.S. Government. Treasury debt obligations are sometimes "stripped" into their component parts: the Treasury's obligation to make periodic interest payments and its obligation to repay the amount borrowed. These stripped securities are sold to investors separately. Stripped securities do not make periodic interest payments. They are typically sold at a discount and then redeemed for their face value on their maturity dates. These securities increase in value when interest rates fall and lose value when interest rates rise. However, the value of stripped securities generally fluctuates more in response to interest rate movements than the value of traditional debt securities. The Fund may try to earn money by buying stripped securities at a discount and either selling them after they increase in value or holding them until they mature.

The Fund may also invest in other debt obligations issued or guaranteed by the U.S. Government and government-related entities. Some of these debt securities are backed by the full faith and credit of the U.S. Government, such as obligations of the Government National Mortgage Association (GNMA or "Ginnie Mae"). Debt securities issued by other government entities, such as obligations of the Federal National Mortgage Association (FNMA or "Fannie Mae") and the Student Loan Marketing Association (SLMA or "Sallie Mae"), are not backed by the full faith and credit of the U.S. Government. However, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. The debt securities of other issuers whose securities we buy, such as the Farm Credit System, depend entirely upon their own resources to repay their debt and are subject to the risk of default like private issuers.

How the Fund Invests

The Fund may also use repurchase agreements, where a party agrees to sell a security to the Fund and then repurchase it at an agreed-upon price at a stated time. These transactions constitute short term cash loans by the Fund to the seller of the securities. This creates a fixed return for the Fund.

The Fund may use reverse repurchase agreements, where we borrow money on a temporary basis by selling a security with an obligation to repurchase it at an agreed-upon price and time. The Fund's use of reverse repurchase agreements is limited to 10% of the value of its total assets.

The Fund may also purchase money market obligations on a "when-issued" or "delayed-delivery" basis. When the Fund makes this type of purchase, the price and interest rate are fixed at the time of purchase, but delivery of and payment for the obligations take place at a later time. The Fund does not earn interest income until the date the obligations are delivered.

The Fund may purchase floating rate and variable rate securities. These securities pay interest at rates that change periodically to reflect changes in market interest rates. Because these securities adjust the interest they pay, generally they may be beneficial when interest rates are rising because of the additional return the Fund will receive, and they may be detrimental when interest rates are falling because of the reduction in interest payments to the Fund.

The Fund also follows certain policies when it borrows money (the Fund may borrow up to 10% of the value of its net assets); lends its securities to others (the Fund may lend up to 10% of its total assets); and holds illiquid securities (the Fund may hold up to 10% of its net assets in illiquid securities, including securities with legal or contractual restrictions, those without a readily available market and repurchase agreements with maturities longer than seven days). The Fund is subject to certain investment restrictions that are fundamental policies, which means that they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI, "Investment Restrictions."

INVESTMENT RISKS

As noted previously, all investments involve risk, and investing in the Fund is no exception. This chart outlines the key risks and potential rewards of the principal strategies and certain other investments of the Fund. Unless otherwise noted, the Fund's ability to engage in a particular type of investment is expressed as a percentage of investable assets. For more information, see "Description of the Fund, Its Investments and Risks" in the SAI.

Investment Type

% of Fund Investable Assets	Risks	Potential Rewards
High-quality money market obligations Up to 100%	■ Credit risk - the risk that default of an issuer would leave the Fund with unpaid interest or principal
	■ Market risk - the risk that bonds and other debt instruments may lose value because interest rates change or there is a lack of confidence in a group of borrowers or in an industry	■ A source of regular interest income ■ May be more secure than stock and other equity securities since companies must pay their debts before they pay dividends

Money market obligations of foreign issuers (U.S. dollar-denominated) Up to 100%	■ Foreign markets, economies and political systems may not be as stable as those in the U.S. ■ Differences in foreign laws, accounting standards, public information and custody and settlement practices	■ Investors may realize higher returns based upon higher interest rates paid on foreign investments ■ Increased diversification by expanding the allowable choices of high-quality debt securities.

Illiquid securities Up to 10% of net assets	■ May be difficult to value precisely ■ May be difficult to sell at the time or price desired	■ May offer a more attractive yield or potential for growth than more widely traded securities

How the Fund is Managed

BOARD OF DIRECTORS

The Fund's Board of Directors (the Board) oversees the actions of the Manager, Investment Adviser and Distributor and decides on general policies for the Fund. The Board also oversees the Fund's officers, who conduct and supervise the daily business operations of the Fund.

MANAGER

Prudential Investments LLC (PI or the Manager)
100 Mulberry Street, Gateway Center Three
Newark, New Jersey 07102

Under a management agreement with the Fund, PI manages the Fund's investment operations, administers its business affairs and is responsible for supervising the Fund's investment adviser. For the fiscal year ended December 31, 2004, the Fund paid PI management fees of .303% of the Fund's average net assets.

PI and its predecessors have served as manager or administrator to investment companies since 1987. As of December 31, 2004, PI, a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential) served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as the administrator to closed-end investment companies, with aggregate assets of approximately $90.4 billion.

INVESTMENT ADVISER

Prudential Investment Management, Inc. (PIM) is the Fund's investment adviser and has served as an investment adviser to investment companies since 1984. Its address is 100 Mulberry Street, Gateway Center Two, Newark, NJ 07102. PI has responsibility for all investment advisory services, supervises PIM and pays PIM for its services.

The PIM Fixed Income Group is organized into teams specializing in different sectors of the fixed income market: U.S. and non-U.S. government bonds and mortgages, U.S. and non-U.S. investment grade corporate bonds, high yield bonds, emerging markets bonds, municipal bonds, and money market securities.

The Money Markets Team, headed by Joseph Tully, is primarily responsible for overseeing the day-to-day management of the Fund. The Team develops and coordinates the Fund's investment strategy. "Top-down" investment decisions such as maturity, yield curve, and sector positioning are made consistent with a PIM Fixed Income-wide Strategic Outlook, while "bottom-up" security selection is done by the Money Markets Sector Team. The Strategic Outlook is developed quarterly by the

Chief Investment Officer and the Heads of each of the Sector Teams. The Strategic Outlook assesses the likely ranges of economic and interest rate scenarios to provide a Prudential Fixed Income-wide view on the economy, interest rates, yield curve, and risk levels in each major bond market, both U.S. and globally.

DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS or the Distributor) distributes the Fund's shares under a Distribution Agreement with the Fund. The Fund has a Distribution and Service Plan (the Plan) pursuant to Rule 12b-1 under the 1940 Act with respect to Class A shares. Under the Plan and the Distribution Agreement, PIMS pays the expenses of distributing the Fund's Class A shares and provides certain shareholder support services. The Fund pays distribution and other fees from the assets of Class A shares to PIMS as compensation for its services. These fees - known as 12b-1 fees - are shown in the "Fees and Expenses" table. Because these fees are paid from the Fund's assets on a continuous basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. PIMS does not receive compensation from the Fund for distributing the Fund's Class Z shares.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is described in the Fund's Statement of Additional Information and on the Fund's website at www.jennisondryden.com. The Fund will provide a full list of the Fund's portfolio holdings as of the end of the fiscal quarter on its website within 60 days after the end of its fiscal quarter. In addition, the Fund may release the Fund's top ten holdings, sector and country breakdowns, and largest industries on a monthly basis. Such information will be posted to the Fund's website no earlier than 15 days after the end of each month, and will be available on the Series' website for at least six months from the posting date. These postings can be located at www.jennisondryden.com.

Fund Distributions and Tax Issues

Investors who buy shares of the Fund should be aware of some important tax issues. For example, the Fund distributes dividends of net investment income and any realized net capital gains to shareholders. These distributions are subject to income taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA), or some other qualified or tax-deferred plan or account.

The following briefly discusses some of the important tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS

The Fund distributes dividends of any net investment income and short-term capital gains to shareholders every month. The dividends you receive from the Fund will be subject to taxation, whether or not they are reinvested in the Fund.

Although the Fund is not likely to realize long-term capital gains because of the types of securities we purchase, any such capital gains will be paid to shareholders - typically once a year. Capital gains are generated when the Fund sells assets for a profit. Long-term capital gains are generated when the Fund sells for a profit assets which it held for more than 1 year. For non-corporate shareholders (including individuals), the maximum long-term federal capital gains rate is generally 15%. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.

Dividends of net investment income paid to a noncorporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. Dividends of net investment income that are not designated as qualified dividend income will be taxable to shareholders at ordinary income rates. Also, a portion of the dividends paid to corporate shareholders of the Fund will be eligible for the 70% dividends received deduction to the extent the Fund's income is derived from certain dividends received from U.S. corporations.

For your convenience, Fund distributions of dividends and net capital gains are automatically reinvested in the Fund. If you ask us to pay the distributions in cash, we will send you a check instead of purchasing more shares of the Fund. Either way, the distributions are subject to taxes unless your shares are held in a qualified or tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see "How to Buy, Sell and Exchange Shares of the Fund - How To Buy Shares" at Step 4: Additional Shareholder Services.

TAX ISSUES
Form 1099

Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year. If you own shares of the Fund as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099 annually, but instead you will receive a Form 1099 when you take any distributions from your qualified or tax-deferred plan or account.

Fund distributions are generally taxable in the calendar year they are received, except where we declare certain dividends in October, November or December of a calendar year but actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year.

Withholding Taxes

If federal law requires you to provide the Fund with your tax identification number and certifications as to your tax status, and you fail to do so, or if you are otherwise subject to back-up withholding, we will withhold and pay to the U.S. Treasury a portion (currently 28%) of your distributions and sale proceeds. Dividends of net investment income and net short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.

If You Purchase Just Before Record Date

If you buy shares of the Fund just before the record date for a distribution (the date that determines who receives the distribution), we will pay that distribution to you. As explained above, the distribution may be subject to taxes. You may think you've done well since you bought shares one day and soon thereafter received a distribution. That is not so, because when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Fund also will be affected by market changes, if any. The distribution you receive makes up for the decrease in share value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.

Qualified and Tax-Deferred Retirement Plans

Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax free. Please contact your financial adviser for information on a variety of JennisonDryden or Strategic Partners mutual funds that are suitable for retirement plans offered by Prudential.

Fund Distributions and Tax Issues

IF YOU SELL OR EXCHANGE YOUR SHARES

If you sell any shares of the Fund for a profit, you have realized a capital gain, which is subject to tax, unless you hold shares in a qualified or tax-deferred plan or account. The amount of tax you pay depends on how long you owned your shares and when you bought them. If you sell shares of the Fund for a loss, you may have a capital loss, which you may use to offset certain capital gains you have.

If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before the sale and ending 30 days after the sale of the shares). If you acquire shares of the Fund and sell your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.

Exchanging your shares of the Fund for the shares of another JennisonDryden or Strategic Partners mutual fund is considered a sale for tax purposes. In other words, it's a "taxable event." Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.

Any gain or loss you may have from selling or exchanging Fund shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell - or exchange - Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

Automatic Conversion of Class B Shares

We have obtained a legal opinion that the conversion of Class B shares into Class A shares - which happens automatically approximately seven years after purchase - is not a "taxable event." This opinion, however, is not binding on the Internal Revenue Service (IRS). For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Seven Years" in the next section.

How to Buy, Sell and
Exchange Shares of the Fund

HOW TO BUY SHARES

In order to buy shares of the Fund, the following steps need to be taken: Step 1: Open an Account; Step 2: Choose a Share Class; Step 3: Understanding the Price You'll Pay; and Step 4: Additional Shareholder Services. Each of these steps is described below.

Step 1: Open an Account

If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Fund for you, call Prudential Mutual Fund Services LLC (PMFS or Transfer Agent) at (800) 225-1852 or contact:

Prudential Mutual Fund Services LLC
Attn: Investment Services
P.O. Box 8179
Philadelphia, PA 19176

You may purchase shares by check or by wire. We do not accept cash or money orders. To purchase by wire, call the number above to obtain an application.After PMFS receives your completed application, you will receive an account number. For additional information, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into the Fund) or suspend or modify the Fund's sale of its shares.

Step 2: Choose a Share Class

The Fund offers Class A, Class B, Class C and Class Z shares. Except as noted below, the minimum initial investment for Class A shares is $1,000 and the minimum subsequent investment is $100. There is no minimum initial or subsequent investment requirement for Class Z shares. All minimum investment requirements are waived for certain retirement and employee savings plans and custodial accounts for the benefit of minors.

Class B and Class C shares of the Fund may be purchased only:

■  through the exchange of Class B and Class C shares of other mutual funds distributed by PIMS without the imposition of a CDSC at the time of the exchange;

■  through the exchange of certain other money market funds distributed by PIMS that were acquired by an investor prior to January 22, 1990 in exchange for shares of a mutual fund subject to a CDSC (minimum initial investment of $1,000 with no minimum subsequent investment);

■  directly by investors (minimum initial investment of $1,000,000 with no minimum subsequent investment); or

How to Buy, Sell and
Exchange Shares of the Fund

■  by certain retirement and employee savings plans with the proceeds from the sale of shares of The Target Portfolio Trust (no minimum initial or subsequent investment).

Qualifying for Class Z Shares

Benefit Plans. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

Mutual Fund Programs. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

■  Mutual fund "wrap" or asset allocation programs where the sponsor places fund trades, links its client accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or

■  Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients both Class A shares and Class Z shares in the Fund in connection with different pricing options for their programs. Investors should carefully consider any separate transaction and other fees charged by these programs in connection with investing in each available shares class before selecting a share class.

Other Types of Investors. Class Z shares also can be purchased by any of the following:

■  Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the JennisonDryden or Strategic Partners mutual funds are an available option;

■  Current and former Directors/Trustees of the JennisonDryden or Strategic Partners mutual funds (including the Fund);

■  Prudential, with an investment of $10 million or more; and

■  Qualified state tuition programs (529 plans).

Purchases Through the Prudential Investor Account Program

The Prudential Investor Account Program is a financial services program available to clients of Pruco Securities, LLC (Pruco) and provides for an automatic investment procedure.

The Investor Account Program allows you to designate a money market fund as your primary money sweep fund. If you do not designate a primary money sweep fund, the Fund will automatically be your primary money sweep fund. You have the option to change your primary money sweep fund at any time by notifying your Pruco representative or the Client Service Center.

With the Investor Account for IRAs, all credit balances (that is, immediately available funds) of $1 or more will be invested in the Fund on a daily basis. Wachovia Securities, LLC (Wachovia Securities), Pruco's clearing broker, arranges for the investment of the credit balance in the Fund and will purchase shares of the Fund equal to that amount. This will occur on the business day following the availability of the credit balance. Wachovia Securities may use and retain the benefit of credit balances in your account until Fund shares are purchased.

If you have an Investor Account (non-IRA), shares of the Fund will be purchased as follows:

■  When your account has a credit balance of $10,000 or more, Wachovia Securities will arrange for the automatic purchase of shares of the Fund with all cash balances of $1 or more. This will occur on the business day following the availability of the credit balance

■  When your account has a credit balance that results from a securities sale totaling more than $1,000, all cash balances of $1 or more will be invested in the Fund on the settlement date

■  For all other credit balances of $1 or more, shares will be purchased automatically at least once a month on the last business day of each month

You will begin earning dividends on your shares purchased through the Investor Account Program on the first business day after the order is placed. Wachovia Securities will purchase shares of the Fund at the price determined at 4:00 p.m. New York time, on the business day following the availability of the credit balance. Wachovia Securities will use and retain the benefit of credit balances in your account until Fund shares are purchased.

Purchases of, withdrawals from and dividends from the Fund will be shown on your Investor Account statement.

The charges and expenses of the Investor Account Program are not reflected in the Fees and Expenses tables. For information about participating in the Investor Account Program, you should call (800) 235-7637.

How to Buy, Sell and
Exchange Shares of the Fund

Manual Purchases

You may make a manual purchase (that is, a non-money market sweep purchase) of Fund shares in either of the following situations:

■  you do not participate in a money market sweep program (the Investor Account Program), or

■  you participate in a money market sweep program, but the Fund is not designated as your primary money market sweep fund.

The minimum initial investment for a manual purchase of Class A shares of the Fund is $1,000 and the minimum subsequent investment is $100, except that all minimum investment requirements are waived for certain retirement and employee savings plans and custodial accounts for the benefit of minors. The minimum initial investment for a manual purchase of Class B and Class C shares of the Fund is $1,000,000 with no minimum subsequent investment.

If you make a manual purchase through the Fund's Distributor, through your broker or dealer or directly from the Fund, shares will be purchased at the net asset value next determined after receipt of your order and payment in proper form. When your payment is received by 4:00 p.m. New York time, shares will be purchased that day and you will begin to earn dividends on the following business day. If you purchase shares through a broker or dealer, your broker or dealer will forward your order and payment to the Fund. You should contact your broker or dealer for information about services that they may provide, including an automatic sweep feature. Transactions in Fund shares may be subject to postage and other charges imposed by your broker or dealer. Any such charge is retained by your broker or dealer and is not sent to the Fund.

Payments to Financial Services Firms

The Manager, Distributor or their affiliates have entered into revenue sharing or other similar arrangements with financial services firms, including affiliates of the Manager. These revenue sharing arrangements are intended to promote the sale of Fund shares or to compensate the financial services firms for marketing or marketing support activities in connection with the sale of Fund shares. Revenue sharing payments may be used by financial services firms in a variety of ways, including defraying costs incurred by the firms to educate their registered representatives about the Fund, as well as defraying costs incurred by the firms in providing or facilitating shareholder recordkeeping as well as the servicing or maintenance of shareholder accounts.

In exchange for revenue sharing payments, the Fund may receive placement on a financial service firm's preferred or recommended product list. Financial services firms and registered representatives participating in a revenue sharing program may receive greater compensation for selling shares of the Fund than for selling other mutual funds, and your individual registered representative may receive some or all of the revenue sharing amounts paid to the firm that employs him or her. Revenue sharing payments may provide an incentive for financial services firms and their registered representatives to recommend or sell shares of the Fund to you and in doing so may create conflicts of interest between the firms' financial interests and their duties to customers. In exchange for revenue sharing payments, the Fund also may receive preferred access to registered representatives of a financial services firm (for example the ability to make presentations in branch offices or at conferences) or preferred access to customers of the financial services firm (for example the ability to advertise to the firm's customers).

Payments under revenue sharing arrangements are made out of the Manager's or Distributor's own resources and without additional direct cost to the Fund or its shareholders. Revenue sharing payments may be in addition to the sales charges (including Rule 12b-1 fees) or other amounts paid by the Fund, which are also used to compensate financial services firms and their registered representatives for marketing and distribution of the Fund.

Revenue sharing payments are usually calculated based on a percentage of Fund sales and/or Fund assets attributable to a particular financial services firm. Revenue sharing payments may also be based on other criteria or factors, such as a percentage of a registered representative's charges applicable to the sale of Fund shares, a networking fee based on the number of accounts at the firm holding shares of the Fund, a periodic flat fee for set-up and maintenance of the Fund on the computer systems of a financial services firm, or a flat fee for marketing services, such as access to registered representatives. Specific payment formulas are negotiated based on a number of factors including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and scope and quality of services provided. The amount of revenue sharing also may vary based on the class of shares purchased.

No one factor is determinative of the type or amount of additional compensation to be provided. Please contact your financial service provider for details about any revenue sharing payments it may receive.

Step 3: Understanding the Price You'll Pay

When you invest in a mutual fund, you buy shares of the fund. Shares of a money market mutual fund, like the Fund, are priced differently than shares of common stock and other securities.

The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund - known as the Net Asset Value or NAV - is determined by a

How to Buy, Sell and
Exchange Shares of the Fund

simple calculation - it's the total value of the fund (assets minus liabilities) divided by the total number of shares outstanding. In determining NAV, the Fund values its securities using the amortized cost method. The Fund seeks to maintain a NAV of $1 per share at all times. Your broker may charge you a separate or additional fee for purchases of shares.

We determine the NAV of our shares once each business day at 4:00 p.m. New York time, on days that the New York Stock Exchange (NYSE) is open for trading. Your purchase order or redemption request must be received by PMFS by the close of regular trading on the NYSE, usually 4:00 p.m. New York time, in order to receive the NAV for that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase or sell is received after the close of regular trading on the NYSE. The NYSE is closed on most national holidays and Good Friday. The Fund may have portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when we do not price our shares. Therefore, the NAV of our shares may change on days when you will not be able to purchase or redeem the Fund's shares. We do not determine NAV on days when we have not received any orders to purchase, sell, or exchange Fund shares or when changes in the value of the Fund's portfolio do not materially affect the NAV.

Step 4: Additional Shareholder Services

As a Fund shareholder, you can take advantage of the following services and privileges:

Automatic Reinvestment. As we explained in the "Fund Distributions and Tax Issues" section, the Fund pays out - or distributes - its net investment income and net capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

Prudential Mutual Fund Services LLC
Attention: Account Maintenance
P.O. Box 8159
Philadelphia, PA 19176

Reports to Shareholders. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise. If each Fund shareholder in your household would like to receive a copy of the Fund's prospectus, shareholder report and proxy statement, please call us toll free at (800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.

HOW TO SELL YOUR SHARES

You can sell your shares of the Fund for cash (in the form of a check, by wire or by electronic deposit to your bank account) at any time, subject to certain restrictions. For more information about these restrictions, see "Restrictions on Sales" below.

When you sell shares of the Fund - also known as redeeming shares - the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell. If you acquired Class B or Class C shares of the Fund through the exchange of shares of another mutual fund distributed by PIMS, however, the proceeds from the sale of your shares of the Fund will be reduced by the amount of any applicable CDSC imposed by the other mutual fund. For more information, see "Contingent Deferred Sales Charge (CDSC)" below. If your broker holds your shares, your broker must receive your order to sell by 4:00 p.m. New York time, to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. If your broker does not hold your shares, contact:

Prudential Mutual Fund Services LLC
Attn: Redemption Services
P.O. Box 8149
Philadephia, PA 19176

Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.

Restrictions on Sales

There are certain times when you may not be able to sell shares of the Fund or when we may delay paying you the proceeds from a sale. To the extent permitted by the

How to Buy, Sell and
Exchange Shares of the Fund

Commission, this may happen during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares - Sale of Shares."

If you are selling more than $100,000 of shares, you want the redemption proceeds payable to or sent to someone or some place that is not in our records, or you are a business or trust, and if you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker-dealer, savings institution or credit union. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares - Sale of Shares - Signature Guarantee."

In addition, we may withhold wiring redemption proceeds if the Fund's investment adviser determines that the Fund could be adversely affected by making immediate payment, and we may take up to seven days to wire redemption proceeds.

Contingent Deferred Sales Charge (CDSC)

Class Z shares of the Fund may be sold without any sales charge. If you own Class A (in some cases), Class B or Class C shares and you exchanged into the Fund from another mutual fund distributed by PIMS, however, you will be subject to any applicable CDSC imposed by the original fund when you sell your shares of the Fund. The amount of the CDSC imposed on your sale of shares of the Fund will depend on the date you purchased the shares of the original fund, without regard to the time the Class A, Class B or Class C shares were held in the Fund. You should read the prospectus of the original fund for a description of the applicable CDSC.

Redemption in Kind

If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

Small Accounts

If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC, if applicable) and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other qualified or tax-deferred plan or account.

90-Day Repurchase Privilege

After you redeem your shares, you have a 90-day period during which you may reinvest any of the redemption proceeds in shares of the same Fund and account without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your account with the appropriate number of shares to reflect the amount of the CDSC you paid. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of repurchase. See the SAI, "Purchase, Redemption and Pricing of Fund Shares - Sale of Shares."

HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of the Fund for shares of the same class in certain other JennisonDryden or Strategic Partners mutual funds - including certain money market funds - if you satisfy minimum investment requirements of such other JennisonDryden or Strategic Partners mutual fund. For example, you can exchange Class A shares of the Fund for Class A shares of another JennisonDryden or Strategic Partners mutual fund, but you can't exchange Class A shares for Class B, Class C or Class Z shares.

If you hold shares through a broker, you must exchange shares through your broker. Otherwise, contact:

Prudential Mutual Fund Services LLC
Attn: Exchange Processing
P.O. Box 8157
Philadelphia, PA 19176

When you exchange Class A shares of the Fund for Class A shares of any other JennisonDryden or Strategic Partners mutual fund, you will be subject to any sales charge that may be imposed by such other JennisonDryden or Strategic Partners mutual fund. The sales charge is imposed at the time of your exchange.

If you qualify to purchase Class Z shares, any Class A shares that you own will be automatically exchanged for Class Z shares on a quarterly basis. Eligibility for this special exchange privilege is determined on the business day prior to the date of the exchange.

If you participate in any fee-based program where the Fund is an available investment option, your Class A shares, if any, will be automatically exchanged for Class Z shares when you elect to participate in the fee-based program. When you no longer participate in the program, all of your Class Z shares, including shares purchased while you were in the program, will be automatically exchanged for Class A shares.

How to Buy, Sell and
Exchange Shares of the Fund

Likewise, if you are entitled to purchase Class Z shares as a participant in Wachovia Securities' 401(k) Plan and you seek to transfer your Class Z shares out of the 401(k) Plan after your voluntary or involuntary termination of employment or retirement, your Class Z shares held in the 401(k) Plan will be automatically exchanged for Class A shares.

You can exchange Class B or Class C shares of another mutual fund distributed by PIMS for Class B or Class C shares of the Fund without imposition of a CDSC. If you sell your Class B or Class C shares of the Fund or re-exchange them for Class B or Class C shares of the original fund or another mutual fund within the same family of funds, your shares will be subject to any applicable CDSC upon the sale or any redemption after the re-exchange without regard to the time your shares were held in the Fund. You can only exchange Class B or Class C shares of the Fund into Class B or Class C shares of another mutual fund if you meet the minimum investment requirements of such other mutual fund. Class B or Class C shares of the Fund may not be exchanged for Class A or Class Z shares of any other fund.

Frequent Purchases and Redemptions of Fund Shares

Since the Fund is a money market fund that is generally not designed for long-term investing, and frequent purchases and redemptions of the Fund's shares generally do not present risks to other shareholders of the Fund, the Board of Directors has determined that, at the present time, the Fund need not adopt policies and procedures to prevent against frequent purchases and redemptions.

TELEPHONE REDEMPTIONS AND EXCHANGES

You may redeem your shares if the proceeds of the redemption do not exceed $100,000 or exchange your shares in any amount by calling the Fund at (800) 225 1852 before 4:00 p.m. New York time. You will receive a redemption or exchange amount based on that day's NAV. Certain restrictions apply; please see "How to Sell Your Shares - Restrictions on Sales" above for additional information. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.

The Fund's Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.

The telephone redemption and exchange procedures may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.

EXPEDITED REDEMPTION PRIVILEGE

If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, and must be received by the Fund prior to 4:00 p.m. New York time, to receive a redemption amount based on that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see "Purchase, Redemption and Pricing of Fund Shares - Expedited Redemption Privilege" in the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.

Financial Highlights

The financial highlights below are intended to help you evaluate the Fund's financial performance for the past 5 years. The total return in the chart represents the rate that a shareholder would have earned on an investment in that share class of the Fund, assuming investment at the start of the period, reinvestment of all dividends and other distributions and sale at the end of the period. Because Class B and Class C share classes do not have any assets, there is no financial information available for these classes as of the date of this prospectus.

A copy of the Fund's annual report, along with the Fund's audited financial statements and report of independent registered public accounting firm, is available upon request, at no charge as described on the back cover of this prospectus.

The financial highlights for the fiscal year ended December 31, 2004 were part of the financial statements audited by KPMG LLP, independent registered public accounting firm, whose report on those financial statements was unqualified. The financial highlights for the periods presented through December 31, 2003 were audited by other independent registered public accounting firms whose reports were unqualified.

Class A Shares (fiscal years ended 12-31)

Per Share Operating Performance	2004	2003	2002	2001	2000
Net asset value, beginning of year	$1.000	$1.000	$1.000	$1.000	$1.000
Net investment income and net realized gains	0.007	0.006	0.013	0.037	0.058
Dividends and distributions to shareholders	(0.007)	(0.006)	(0.013)	(0.037)	(0.058)
Net asset value, end of year	$1.000	$1.000	$1.000	$1.000	$1.000
Total return(a)	.70%	.65%	1.35%	3.85%	5.94%
Ratios/Supplemental Data	2004	2003	2002	2001	2000
Net assets, end of year (000)	$890,637	$5,089,405	$6,930,229	$6,440,760	$6,529,282
Average net assets (000)	$2,823,600	$6,535,734	$6,947,463	$6,846,656	$6,538,256
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	.71%	.62%	.61%	.65%	.67%
Expenses, excluding distribution and service (12b-1) fees	.58%	.49%	.48%	.52%	.54%
Net investment income	.54%	.63%	1.34%	3.76%	5.81%

(a)  Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

Class Z Shares (fiscal years ended 12-31)

Per Share Operating Performance	2004	2003	2002	2001	2000
Net asset value, beginning of year	$1.000	$1.000	$1.000	$1.000	$1.000
Net investment income and net realized gains	0.008	0.008	0.015	0.039	0.059
Dividends and distributions to shareholders	(0.008)	(0.008)	(0.015)	(0.039)	(0.059)
Net asset value, end of year	$1.000	$1.000	$1.000	$1.000	$1.000
Total return(a)	.82%	.77%	1.48%	3.98%	6.07%
Ratios/Supplemental Data	2004	2003	2002	2001	2000
Net assets, end of year (000)	$192,613	$187,718	$200,583	$272,733	$253,173
Average net assets (000)	$188,931	$198,143	$291,473	$283,850	$267,611
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	.58%	.49%	.48%	.52%	.54%
Expenses, excluding distribution and service (12b-1) fees	.58%	.49%	.48%	.52%	.54%
Net investment income	.83%	.75%	1.48%	3.84%	5.95%

(a)  Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

Notes

Visit our website at www.jennisondryden.com

Notes

MoneyMart Assets, Inc.

FOR MORE INFORMATION

Please read this prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact:

■  MAIL

Prudential Mutual
Fund Services LLC
PO Box 8098
Philadelphia, PA 19176

■  TELEPHONE

(800) 225-1852
(732) 482-7555 (from
outside the U.S.)

■  WEBSITE

www.jennisondryden.com

E-DELIVERY

To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

■  OUTSIDE BROKERS SHOULD CONTACT:

  Prudential Investment
Management Services LLC
PO Box 8310
Philadelphia, PA 19176

■  TELEPHONE

(800) 778-8769

You can also obtain copies of Fund documents from the Securities and Exchange Commission (SEC) as follows:

■  MAIL

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

■  ELECTRONIC REQUEST

publicinfo@sec.gov
Note: The SEC charges a fee to copy documents

■  IN PERSON

Public Reference Room in Washington, DC
For hours of operation and location, call (202) 942-8090

■  VIA THE INTERNET

on the EDGAR database at http://www.sec.gov

Additional information about the Fund can be obtained without charge and can be found in the following documents:

■  STATEMENT OF ADDITIONAL INFORMATION (SAI)

(incorporated by reference into this prospectus)

■  ANNUAL REPORT

(contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year)

■  SEMIANNUAL REPORT

MoneyMart Assets, Inc.

Share Class	A		B		C		Z
Nasdaq	PBMXX		N/A		N/A		PMZXX

CUSIP	60936	A308	60936	A506	60936	A605	60936	A407

MF108A  Investment Company Act File No. 811-2619

MONEYMART ASSETS, INC.

Statement of Additional Information
February 25, 2005

MoneyMart Assets, Inc. (the Fund) is an open-end, diversified management investment company whose investment objective is maximum current income consistent with stability of capital and the maintenance of liquidity. The Fund pursues this objective by investing primarily in a portfolio of short-term money market instruments maturing within thirteen months of the date of acquisition. The Fund may invest in longer-term securities that are accompanied by demand features which will shorten the effective maturity of the securities to thirteen months or less. There can be no assurance that the Fund's investment objective will be achieved. See "How the Fund Invests" in the Fund's Prospectus, dated February 25, 2005 ("Prospectus") and "Description of the Fund, Its Investments and Risks" below.

The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, and its telephone number is (800) 225-1852.

This Statement of Additional Information (SAI) is not a prospectus and should be read in conjunction with the Prospectus. A copy of the Prospectus may be obtained at no charge from the Fund upon request at the address or telephone number noted above.

The Fund's audited financial statements for the fiscal year ended December 31, 2004 are incorporated into this SAI by reference to the Fund's 2004 annual report to shareholders (File No. 811-02619). You may obtain a copy of the Fund's annual report at no charge by request to the Fund at the address or telephone number noted above.

MF108B

FUND HISTORY

The Fund was organized as a corporation under the laws of Maryland on December 22, 1975. In 2003, the Fund changed its name from Prudential MoneyMart Assets, Inc. to MoneyMart Assets, Inc.

DESCRIPTION OF THE FUND, ITS INVESTMENTS AND RISKS

(a) Classification. The Fund is a diversified open-end management investment company.

(b) Investment Strategies and Risks. The Fund's investment objective is maximum current income consistent with stability of capital and the maintenance of liquidity. While the principal investment policies and strategies for seeking to achieve this objective are described in the Prospectus, the Fund may from time to time also utilize the securities, instruments, policies and strategies described below in seeking to achieve its objective. The Fund may not be successful in achieving its objective and you can lose money.

Obligations Issued or Guaranteed by the U.S. Government, its Agencies and Instrumentalities

Obligations issued or guaranteed as to principal and interest by the U.S. Government may be acquired by the Fund in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain United StatesTreasury notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investment Growth Receipts" (TIGRs) and "Certificates of Accrual on Treasury Securities" (CATS). The Fund does not intend to purchase Treasury Receipts, TIGRs or CATS during the coming year.

Floating Rate and Variable Rate Securities

The Fund may purchase "floating rate" and "variable rate" securities. Investments in floating or variable rate securities normally will involve securities which provide that the rate is set as a spread to a designated base rate, such as rates on Treasury bills, and, in some cases, that the purchaser can demand payment of the obligation at specified intervals or after a specified notice period (in each case a period of less than thirteen months) at par plus accrued interest, which amount may be more or less than the amount paid for them. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have an interest rate which changes whenever there is a change in the designated base interest rate.

Demand Features and Guarantees

The Fund may purchase demand features and guarantees. A demand feature supporting a money market fund instrument can be relied upon in a number of respects. First, the demand feature can be relied upon to shorten the maturity of the underlying instrument. Second, the demand feature, if unconditional, can be used to evaluate the credit quality of the underlying security. This means that the credit quality of the underlying security can be based solely on the credit quality of the unconditional demand feature supporting that security.

A guarantee is a form of unconditional credit support that may include bond insurance, a letter of credit, and an unconditional demand feature. A money market fund holding a security subject to a guarantee may determine the credit quality of the underlying security solely on the basis of the credit quality of the supporting guarantee.

The Fund can invest 10% of its total assets in securities directly issued by, or supported by, a demand feature provider or guarantor. Rule 2a-7 under the Investment Company Act of 1940, as amended (the 1940 Act) provides a more stringent limit on demand features and guarantees that are "second tier securities" under the Rule; that is, those securities that are rated in the second highest category by a specified number of rating organizations. Specifically, Rule 2a-7 provides that a money market fund cannot invest more than 5% of its total assets in securities issued or supported by second tier demand features or guarantees that are issued by the institution that issued such second tier securities.

Liquidity Puts

The Fund may purchase money market instruments together with the right to resell the instruments at an agreed-upon price or yield within a specified period prior to the maturity date of the instruments. Such a right to resell is commonly known as a "put," and the aggregate price which the Fund pays for instruments with a put may be higher than the price which otherwise would be paid for the instruments. Consistent with the Fund's investment objective and applicable rules issued by the Securities and Exchange Commission (Commission) and subject to the supervision of the Board of Directors, the purpose of this practice is to permit the Fund to be fully invested while preserving the necessary liquidity to meet unusually large redemptions and to purchase at a later date securities other than those subject to the put. The Fund may choose to exercise puts during periods in which proceeds from sales of its shares and from recent sales of portfolio securities are insufficient to meet redemption requests or when the funds available are otherwise allocated for investment. In determining whether to exercise puts prior to their expiration date and in selecting which puts to exercise in such circumstances, the investment adviser considers, among other things, the amount of cash available to the Fund, the expiration dates of the available puts, any future commitments for securities purchases, the yield, quality and maturity dates of the underlying securities, alternative investment opportunities and the desirability of retaining the underlying securities in the Fund's portfolio.

The Fund values instruments which are subject to puts at amortized cost; no value is assigned to the put. The cost of the put, if any, is carried as an unrealized loss from the time of purchase until it is exercised or expires.

Lending of Securities

Consistent with applicable regulatory requirements, the Fund may lend its portfolio to brokers, dealers and financial institutions, provided that outstanding loans of the Fund do not exceed in the aggregate 10% of the value of the Fund's total assets and, provided that such loans are callable at any time by the Fund and are at all times secured by cash or U.S. Government securities that is at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive payments in lieu of the interest on the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations. Any voting rights, or rights to consent, relating to the securities loaned pass to the borrower. However, if a material event affecting the investment occurs, such loans will be called so that the loaned securities may be voted by the Fund.

A loan may be terminated by the borrower on one business day's notice or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases, loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of Directors (the Board) of the Fund. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund.

The Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

Illiquid Securities

The Fund may not hold more than 10% of its net assets in illiquid securities. If the Fund were to exceed this limit, the investment adviser would take prompt action to reduce the Fund's holdings in illiquid securities to no more than 10% of its net assets, as required by applicable law. Illiquid securities include repurchase agreements which have a maturity of longer than seven days, certain securities with legal or contractual restrictions on resale (restricted securities), privately placed commercial paper and securities that are not readily marketable (either within or outside of the United States). Historically, illiquid securities have included certain securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such securities.

Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.

Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will not be deemed to be illiquid under procedures established by the Board of Directors. The Fund's investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (a) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSROs), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (b) it must not be "traded flat" (i.e., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

Borrowing

The Fund may borrow from banks (including through entering into reverse repurchase agreements) up to and including 10% of the value of its net assets taken at cost for temporary or emergency purposes. The Fund may pledge up to and including 10% of its net assets to secure such borrowings. The Fund will not purchase portfolio securities if its borrowings (other than permissible securities loans) exceed 5% of its total assets.

Repurchase Agreements

The Fund may purchase securities and concurrently enter into "repurchase agreements" with the seller, whereby the seller agrees to repurchase such securities at a specified price within a specified time (generally seven days or less). The repurchase agreements provide that the Fund will sell the underlying instruments back to the dealer or the bank at the specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The difference between the purchase price and the resale price represents the interest earned by the Fund, which is unrelated to the coupon rate or maturity of the purchased security. Repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. Such collateral will be held by the Custodian, directly or through a sub-custodian, and will be maintained physically or in a book-entry account.

The Fund will enter into repurchase transactions only with parties which meet creditworthiness standards approved by the Fund's Board of Directors. The Fund's investment adviser monitors the creditworthiness of such parties under the general supervision of the Board of Directors. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds upon sale of such collateral upon a default in the obligation to repurchase are less than the resale price, the Fund will suffer a loss if the financial institution that is a party to the repurchase agreement petitions for bankruptcy or becomes subject to the U.S. Bankruptcy Code because the law regarding the rights of the trust is unsettled. As a result, under these circumstances, there may be a restriction on the Fund's ability to sell the collateral, and the Fund could suffer a loss.

The Fund may participate in a joint repurchase account with other investment companies managed by Prudential Investments LLC (PI or the Manager) pursuant to an order of the Securities and Exchange Commission (Commission). On a daily basis, any uninvested cash balances of the Fund may be aggregated with those of such other investment companies and invested in one or more repurchase agreements. The Fund participates in the income earned or accrued in the joint account based on the percentage of its investment. In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be, under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which equals or exceeds the resale price of the agreement. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Reverse Repurchase Agreements

Reverse repurchase agreements have the characteristics of borrowing and involve the sale of securities held by the Fund with an agreement to repurchase the securities at a specified price, date and interest payment. The Fund intends only to use the reverse repurchase technique when it will be to its advantage to do so. These transactions are only advantageous if the Fund has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. The Fund may be unable to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid. The use of reverse repurchase agreements may exaggerate any increase or decrease in the value of the Fund's portfolio. The Fund's Custodian will maintain in a segregated account cash or other liquid assets maturing not later than the expiration of the reverse repurchase agreements having a value equal to or greater than such commitments.

When-Issued and Delayed Delivery Securities

The Fund may purchase securities on a "when-issued" or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. The Fund will limit such purchases to those in which the date of delivery and payment falls within 90 days of the date of the commitment. The Fund will make commitments to purchase such when-issued securities only with the intention of actually acquiring the securities. The Fund's Custodian will segregate cash or other liquid assets having a value equal to or greater than the Fund's purchase commitments. If the Fund chooses to dispose of the when-issued security prior to its receipt of, and payment for, the security, it could, as with the disposition of any other portfolio security, incur a gain or loss due to market fluctuations. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement.

Segregated Assets

When the Fund is required to segregate assets in connection with certain portfolio transactions, it will designate as segregated with its Custodian, State Street Bank and Trust Company (State Street or the Custodian), cash, U.S. Government securities, equity securities (including foreign securities), debt securities or other liquid, unencumbered assets equal in value to its obligations in respect of potentially leveraged transactions. These include when-issued and delayed delivery securities, futures contracts, written options and options in futures contracts (unless otherwise covered). If collateralized or otherwise covered, in accordance with Commission guidelines, these will not be deemed to be senior securities. The assets segregated will be marked-to-market daily.

INVESTMENT RESTRICTIONS

The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund. A "majority of the outstanding voting securities," when used in this SAI, means the lesser of (1) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (2) more than 50% of the outstanding voting shares. With respect to the submission of a change in fundamental policy or investment objective of the Fund, such matters shall be deemed to have been effectively acted upon with respect to the Fund if a majority of the outstanding voting securities of the Fund votes for the approval of such matters as provided above.

The following investment restrictions are fundamental policies of the Fund and may not be changed except as described above. The Fund may not:

1.  Purchase common stock or other voting securities, preferred stock, warrants or other equity securities.

2.  Purchase any securities (other than obligations of the U.S. Government, its agencies and instrumentalities) if as a result 25% or more of the value of the Fund's total assets (determined at the time of investment) would be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to money market instruments of domestic banks, U.S. branches of foreign banks that are subject to the same regulations as U.S. banks and foreign branches of domestic banks (provided that the domestic bank is unconditionally liable in the event of the failure of the foreign branch to make payment on its instruments for any reason).

3.  Purchase the securities of any one issuer, other than the U.S. Government or its agencies and instrumentalities, if more than 5% of the value of the Fund's total assets would be invested in securities of such issuer.

4.  Make cash loans except through the purchase of debt obligations and the entry into repurchase agreements permitted under "Investment Objective and Policies." The Fund may also engage in the practice of lending its securities only against fully comparable collateral. See paragraph 13 below.

5.  Borrow money, except from banks for temporary or emergency purposes and then only in amounts up to 10% of the value of the Fund's net assets. This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests, if they should occur, or to permit the Fund to obtain short-term credits necessary for the settlement of transactions, and is not for investment purposes. Interest paid on borrowings is not available for investment by the Fund. Secured temporary borrowings may take the form of reverse repurchase agreements, pursuant to which the Fund would sell portfolio securities for cash and simultaneously agree to repurchase them at a specified date for the same amount of cash plus an interest component. The Commission has issued a release requiring, in effect, that the Fund maintain, in a segregated account with State Street Bank and Trust Company (State Street), liquid assets equal in value to the amount owed.

6.  Mortgage, pledge or hypothecate any assets, except in an amount up to 15% of the value of the Fund's net assets, but only to secure borrowings for temporary or emergency purposes as described in paragraph 5 above.

7.  Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests.

8.  Act as an underwriter of securities.

9.  Purchase securities on margin, except for the use of short-term credit necessary for clearance of purchases or sales of portfolio securities, or make short sales of securities or maintain a short position.

10.  Purchase securities, other than obligations of the U.S. Government, its agencies or instrumentalities, of any issuer having a record, together with predecessors, of less than three years of continuous operations if, immediately after such purchase, more than 5% of the Fund's total assets would be invested in such securities.

11.  Make investments for the purpose of exercising control or management.

12.  Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization.

13.  The Fund may lend its portfolio securities if such loans are secured continuously by collateral in cash maintained on a daily basis at an amount at least equal at all times to the market value of the securities loaned. The Fund must maintain the right to call such loans and to obtain the securities loaned at any time on five days' notice. During the existence of a loan, the Fund continues to receive the equivalent of the interest paid by the issuer on the securities loaned and also has the right to receive the interest on investment of the cash collateral in short-term money market instruments. If the management of the Fund determines to make securities loans, the value of the securities loaned will not exceed 10% of the value of the Fund's total assets.

Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the action is taken, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, or the Fund holds more than 15% of its net assets in illiquid securities, the Fund will take action within three days to reduce its borrowings, as required by applicable law.

MANAGEMENT OF THE FUND

Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be "interested persons" of the Fund as defined in the 1940 Act, are referred to as "Independent Directors". Directors who are deemed to be "interested persons" of the Fund are referred to as "Interested Directors". "Fund Complex"† consists of the Fund and any other investment companies managed by Prudential Investments LLC (PI or the Manager).

Independent Directors

Name, Address** and Age	Position with the Fund	Terms of Office*** and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director****
David E.A. Carson (70)	Director	Since 2003	Director (January 2000-May 2000), Chairman (January 1999-December 1999), Chairman and Chief Executive Officer (January 1998-December 1998) and President, Chairman and Chief Executive Officer of People's Bank (1983-1997).	92	Director of United Illuminating and UIL Holdings (utility company), since 1993.

Robert E. La Blanc (70)	Director	Since 1996	President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications); formerly General Partner at Salomon Brothers and Vice-Chairman of Continental Telecom; Trustee of Manhattan College.	92	Director of Chartered Semiconductor Manufacturing, Ltd. (since 1998); Titan Corporation (electronics, since 1995); Computer Associates International, Inc. (software company) (since 2002), FiberNet Telecom Group, Inc. (telecom company) (since 2003); Director (since April 1999) of The High Yield Plus Fund, Inc.

Douglas H. McCorkindale (65)	Director	Since 2003	Chairman (since February 2001), Chief Executive Officer (since June 2000) and President (since September 1997) of Gannett Co. Inc. (publishing and media), formerly Vice Chairman (March 1984-May 2000) of Gannett Co., Inc.	92	Director of Gannett Co., Inc., Director of Continental Airlines Inc., (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of High Yield Plus Fund, Inc. (since 1996).

Robin B. Smith (65)	Director	Since 1996	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing), formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	91	Director of BellSouth Corporation (since 1992).

Stephen G. Stoneburn (61)	Director	Since 1996	President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc (1975-1989).	91	-

Clay T. Whitehead (66)	Director	Since 1999	President (since 1983) of National Exchange Inc. (new business development firm).	92	Director (since 2000) of The High Yield Plus Fund, Inc.

Interested Directors

Name, Address** and Age	Position with the Fund	Terms of Office*** and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director****
Robert F. Gunia (58)*	Director and Vice President	Since 1996	Chief Administrative Officer (since June 1999) of PI; Executive Vice President (since January 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC (PIMS); Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc., and American Skandia Fund Services, Inc.; Executive Vice President (since March 1999) of Prudential Mutual Fund Services LLC; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities Incorporated (Prudential Securities).	166	Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Fund who are not also Directors is set forth below.

Officers

Name, Address** and Age	Position with Fund	Term of Office*** and Length of Time Served	Principal Occupations During Past Five Years
Judy A. Rice (57)	President	Since 2003	President, Chief Executive Officer, Chief Operating Officer and Officer-in-Charge (since 2003) of PI; Director, Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer (since May 2003) of American Skandia Advisory Services, Inc. and American Skandia Investment Services, Inc.; Director, Officer-in-Charge, President, Chief Executive Officer (since May 2003) of American Skandia Fund Services, Inc.; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly various positions to Senior Vice President (1992-1999) of Prudential Securities; and various positions to Managing Director (1975-1992) of Salomon Smith Barney; Member of Board of Governors of the Money Management Institute.

Grace C. Torres (45)	Treasurer and Principal Financial and Accounting Officer	Since 1995	Senior Vice President (since January 2000) of PI; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities.

Jonathan D. Shain (46)	Secretary	Since 2001	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Fund Services, Inc.

Name, Address** and Age	Position with Fund	Term of Office*** and Length of Time Served	Principal Occupations During Past Five Years
Lee D. Augsburger (45)	Chief Compliance Officer	Since 2004	Vice President and Chief Compliance Officer (since May 2003) of Pl; Vice President and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; formerly Vice President and Chief Legal Officer-Annuities (August 1999-October 2000) of Prudential Insurance Company of America; Vice President and Corporate Counsel (November 1997-August 1999) of Prudential Insurance Company of America

William V. Healey (51)	Chief Legal Officer	Since 2004	Vice President and Associate General Counsel (since 1998) of Prudential; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Investments LLC; Senior Vice President, Chief Legal Officer and Secretary (since December 1998) of Prudential Investment Management Services LLC; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Mutual Fund Services LLC; Vice President and Secretary (since October 1998) of Prudential Investment Management, Inc.; Executive Vice President and Chief Legal Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Fund Services, Inc. and American Skandia Advisory Services, Inc.; Director (June 1999-June 2002 and June 2003-present) of ICI Mutual Insurance Company; prior to August 1998, Associate General Counsel of the Dreyfus Corporation (Dreyfus), a subsidiary of Mellon Bank, N.A. (Mellon Bank), and an officer and/or director of various affiliates of Mellon Bank and Dreyfus.

Maryanne Ryan (40)	Anti-Money Laundering Compliance Officer	Since 2002	Vice President, Prudential (since November 1998), First Vice President, Prudential Securities (March 1997-May 1998); Anti-Money Laundering Compliance Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.

Helene Gurian (51)	Acting Anti-Money Laundering Compliance Officer	Since 2004	Vice President, Prudential (since July 1997). Vice President, Compliance (July 1997-January 2001); Vice President, Compliance and Risk Officer, Retail Distribution (January 2001-May 2002); Vice President, Corporate Investigations (May 2002-present) responsible for supervision of Prudential's fraud investigations, anti-money laundering program and high technology investigation unit.

†  The Fund Complex consists of all investment companies managed by PI. The funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10 and 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, and Prudential's Gibraltar Fund.

*  "Interested" Director, as defined in the 1940 Act, by reason of employment with the Manager (Prudential Investments LLC or PI), the Subadviser (Prudential Investment Management, Inc. or PIM) or the Distributor (Prudential Investment Management Services LLC or PIMS).

**  Unless otherwise noted, the address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

***  There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individual's length of service as Director and/or Officer.

****  This column includes only directorships of companies required to register, or file reports with the Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

The Fund has Directors who, in addition to overseeing the actions of the Fund's Manager, Subadviser and Distributor, decide upon matters of general policy. In addition to their functions set forth under "Investment Advisory and Other Services-Manager and Investment Adviser" and "Principal Underwriter, Distributor and Rule 12b-1 Plans", the Directors also review the actions of the Fund's Officers, who conduct and supervise the daily business operations of the Fund.

Directors and Officers of the Fund are also directors, trustees and officers of some or all of the other investment companies advised by the Fund's Manager and distributed by PIMS.

The Board has appointed a Chief Compliance Officer, Lee D. Augsburger, on behalf of the Fund. Mr. Augsburger oversees the implementation of policies and procedures for the Fund to ensure compliance with the applicable federal securities laws, and related rules. Mr. Augsburger serves in this capacity for all of the funds in the Fund Complex. In addition, Mr. Augsburger serves as chief compliance officer of the Manager.

Standing Board Committees

The Fund's Board of Directors (the Board) has established three standing committees in connection with the governance of the Fund-Audit, Nominating and Governance and Valuation.

Audit Committee. The Audit Committee consists of Messrs. Carson (chair), La Blanc, Stoneburn, Whitehead and Ms. Smith. The Board has determined that each member of the Audit Committee is not an "interested person" as defined in the 1940 Act. The responsibilities of the Audit Committee are to assist the Board in overseeing the Fund's independent registered public accounting firm, accounting policies and procedures, and other areas relating to the Fund's auditing processes. The Audit Committee is responsible for pre-approving all audit services and any permitted non-audit services to be provided by the independent auditors directly to the Fund. The Audit Committee is also responsible for pre-approving permitted non-audit services to be provided by the auditors to (1) the Manager and (2) any entity in a control relationship with the Manager that provides ongoing services to the Fund, provided that the engagement of the accounting firm relates directly to the operation and financial reporting of the Fund. The scope of the Audit Committee's responsibility is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and the independent auditors' responsibility to plan and carry out an audit in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). The Audit Committee met four times during the fiscal year ended December 31, 2004.

Nominating and Governance Committee. The Nominating and Governance Committee of the Board of Directors is responsible for nominating directors and making recommendations to the Board concerning Board composition, committee structure and governance, director education, and governance practices. The members of the Nominating and Governance Committee are Mr. Carson, Mr. La Blanc (Chair), Ms. Smith and Mr. Whitehead. The Board has determined that each member of the Nominating and Governance Committee is not an "interested person" as defined in the 1940 Act. The Nominating and Governance Committee met once during the fiscal year ended December 31, 2004. The Nominating and Governance Committee Charter is available on the Fund's website at www.jennisondryden.com.

Selection of Director Nominees. The Nominating and Governance Committee is responsible for considering nominees for director at such times as it considers electing new members to the Board. The Nominating and Governance Committee may consider recommendations by business and personal contacts of current Board members, and by executive search firms which the Committee may engage from time to time and will also consider shareholder recommendations. The Nominating and Governance Committee has not established specific, minimum qualifications that it believes must be met by a nominee. In evaluating nominees, the Nominating and Governance Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the 1940 Act; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Nominating and Governance Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the Nominating and Governance Committee evaluates nominees for the Board based on whether the nominee is recommended by a shareholder.

A shareholder who wishes to recommend a director for nomination should submit his or her recommendation in writing to the Chair of the Board (Robert E. La Blanc) or the Chair of the Nominating and Governance Committee (Robert E. La Blanc), in either case at MoneyMart Assets, Inc., P.O. Box 13964, Philadelphia, PA 19176. At a minimum, the recommendation should include:

•  the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•  a statement concerning whether the person is an "interested person" as defined in the Investment Company Act of 1940;

•  any other information that the Fund would be required to include in a proxy statement concerning the person if he or she was nominated; and

•  the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held.

The recommendation also can include any additional information which the person submitting it believes would assist the Nominating and Governance Committee in evaluating the recommendation.

Shareholders should note that a person who owns securities issued by Prudential Financial, Inc. (the parent company of the Funds' investment adviser) would be deemed an "interested person" under the 1940 Act. In addition, certain other relationships with Prudential Financial, Inc. or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

Before the Nominating and Governance Committee decides to nominate an individual to the Board, Committee members and other Board members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving on the board of a registered investment company.

Valuation Committee. The Valuation Committee consists of at least two Board members or an officer of the Fund and one Board member (in both instances the Valuation Committee may include employees of the Manager who may constitute a majority of the Valuation Committee). The Valuation Committee supervises the valuation of the Fund's portolio securities and other assets and meets on an as needed basis. There are no appointed members of the Valuation Committee. If there is a need for a Valuation Committee decision to be made, the Manager will determine the composition of the Valuation Committee based on Board member and Fund Officer availability. The Valuation Committee did not meet during the fiscal year ended December 31, 2004. For more information about the Valuation Committee, see "Net Asset Value" below.

Shareholder Communications with Directors

Shareholders of the Fund can communicate directly with the Board of Directors by writing to the Chair of the Board, MoneyMart Assets, Inc., P.O. Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Director by writing to that director at MoneyMart Assets, Inc., P.O. Box 13964, Philadelphia, PA 19176. Such communications to the Board or individual directors are not screened before being delivered to the addressee.

Compensation

Pursuant to the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Interested Directors of the Fund.

The Fund pays each of its Independent Directors annual compensation in addition to certain out-of-pocket expenses. Directors who serve on the Committees may receive additional compensation. The amount of compensation paid to each Independent Director may change as result of the introduction of additional funds upon whose boards the Directors may be asked to serve.

Independent Directors may defer receipt of their Directors' fees pursuant to a deferred fee agreement with the Fund. Under the terms of such agreement, the Fund accrues deferred Directors' fees daily, which, in turn, accrues interest at a rate equivalent to the prevailing rate of 90-day U.S. Treasury bills at the beginning of each calendar quarter or, at the daily rate of return of any JennisonDryden or Strategic Partners mutual fund chosen by the Director. The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Fund.

The Fund has no retirement or pension plan for its Directors.

The following table sets forth the aggregate compensation paid by the Fund for the fiscal year ended December 31, 2004 to the Independent Directors. The table also shows aggregate compensation paid to those Directors for service on the Fund's Board and the Board of any other investment company in the Fund Complex, for the calendar year ended December 31, 2004.

Compensation Table

Name and Position	Aggregate Fiscal Year Compensation From Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total 2004 Compensation From Funds and Fund Complex Paid to Independent Directors
David E. A. Carson	$2,000	None	None	$199,750 (38/92)*
Delayne Dedrick Gold[1]	$4,000	None	None	$207,000 (3/74)*
Robert E. La Blanc	$4,000	None	None	$204,500 (38/92)*
Douglas H. McCorkindale[3]	None	None	None	$176,916 (38/92)*
Robin B. Smith[3]	$4,000	None	None	$206,500 (37/91)*
Stephen Stoneburn[3]	$4,000	None	None	$194,000 (37/91)*
Nancy H. Teeters[2]	$5,125	None	None	$160,000 (37/91)*
Clay T. Whitehead	$4,000	None	None	$201,500 (38/92)*

*  Indicates number of funds/portfolios at December 31, 2004 in Fund Complex (including the Fund) to which aggregated compensation relates and excludes funds/portfolios which liquidated/merged during 2004.

1  Ms. Gold resigned as of January 1, 2005.

2  Effective April 23, 2003, Ms. Teeters became a Director Emeritus.

3  Although the last column shows the total amount paid to Directors from the Fund Complex during the calendar year ended December 31, 2004, such compensation was deferred at the election of this Director, in total or in part, under the Fund's deferred fee agreement. Including accrued interest on amounts deferred through December 31, 2004, the total amount of deferred compensation for the year amounted to $291,729, $423,670 and $195,039 for
Mr. McCorkindale, Ms. Smith and Mr. Stoneburn, respectively.

Directors who are interested and Officers do not receive compensation from the Fund or any fund in the Fund Complex and therefore are not shown in the Compensation Table.

The following table sets forth the dollar range of equity securities in the Fund beneficially owned by a Director, and, on an aggregate basis, in all registered investment companies overseen by a Director in the Fund Complex as of December 31, 2004.

Director Share Ownership Table

Independent Directors

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Fund Complex
David E. A. Carson	-	Over $100,000
Delayne Dedrick Gold	-	Over $100,000
Robert E. La Blanc	-	Over $100,000
Douglas H. McCorkindale	-	Over $100,000
Robin B. Smith	-	Over $100,000
Stephen Stoneburn	-	Over $100,000
Clay T. Whitehead	-	Over $100,000

Interested Directors

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Fund Complex
Robert F. Gunia	$10,001-$50,000	Over $100,000

The following table sets forth information regarding each class of securities owned beneficially or of record by each Independent Director, and his/her immediate family members, in an investment adviser or principal underwriter of the Fund or a person (other than a registered investment company) directly or indirectly "controlling", "controlled by", or "under common control with" (within the meaning of the 1940 Act) an investment adviser or principal underwriter of the Fund as of December 31, 2004.

Name of Director	Name of Owners and Relationships to Director	Company	Title of Class	Value of Securities	Percent of Class
David E. A. Carson	-	-	-	-	-
Delayne Dedrick Gold	-	-	-	-	-
Robert E. La Blanc	-	-	-	-	-
Douglas H. McCorkindale	-	-	-	-	-
Robin B. Smith	-	-	-	-	-
Stephen Stoneburn	-	-	-	-	-
Clay T. Whitehead	-	-	-	-	-

Directors of the Fund are eligible to purchase Class Z shares of the Fund.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of February 11, 2005, the Directors and officers of the Fund, as a group, beneficially owned less than 1% of the outstanding shares of the Fund.

As of February 11, 2005, the beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of any class of the Fund were:

Name	Address	Class	Shares/% of Class
Prudential Trust Company FBO Pru-DC Trust Accounts	Attn: PMFS Coordinator 30 Scranton Office Park Moosic, PA 18507	A	61,620,769/7.2%

First Clearing Corp, LLC C/O Wachovia Securities, LLC	Attn: Jeff Askew 10700 Wheat First Drive Glen Allen, VA 23060	A	521,497,320/61.0%

Pru Defined Contribution Svcs FBO Pru-Non-Trust Accounts	Attn: PMFS Coordinator 30 Scranton Office Park Moosic, PA 18507	Z	49,657,570/26.5%

Prudential Trust Company FBO Pru-DC Trust Accounts	Attn: PMFS Coordinator 30 Scranton Office Park Moosic, PA 18507	Z	137,518,213/73.4%

As of February 11, 2005, Wachovia Securities, LLC (Wachovia Securities) was the record holder for other beneficial owners of the following:

Class	No. Shares/% of Class
A	37,245,690/4.4%
B	-
C	-
Z	-

INVESTMENT ADVISORY AND OTHER SERVICES

(a) Manager and Investment Adviser

The Manager of the Fund is Prudential Investments LLC (PI or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. The Manager serves as manager to all of the other investment companies that, together with the Fund, comprise the JennisonDryden or Strategic Partners mutual funds. See "How the Fund is Managed-Manager" in the Prospectus. As of September 30, 2004, PI served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $90.4 billion.

PI is a wholly owned subsidiary of PIFM Holdco, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential). Prudential Mutual Fund Services LLC (the Transfer Agent or PMFS), an affiliate of the Manager serves as the transfer agent and dividend-disbursing agent for the JennisonDryden or Strategic Partners mutual funds and, in addition, provides customer service, recordkeeping and management and administrative services to qualified plans.

Pursuant to the Management Agreement with the Fund (the Management Agreement), the Manager, subject to the supervision of the Fund's Board of Directors and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, the Manager is obligated to keep certain books and records of the Fund. PI is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Fund. PI will continue to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements.

PI will review the performance of any subadvisers and make recommendations to the Board of Directors with respect to the retention of the subadvisers, and the renewal of any subadvisory agreements. PI also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street, the Fund's custodian (the Custodian), and PMFS. The management services of PI for the Fund are not exclusive under the terms of the Management Agreement and PI is free to, and does, render management services to others.

For its services, PI receives, pursuant to the Management Agreement, a fee at an annual rate of .50 of 1% of the Fund's average daily net assets up to $50 million and .30 of 1% of the Fund's average daily net assets in excess of $50 million. The fee is computed daily and payable monthly.

In connection with its management of the corporate affairs of the Fund, PI bears the following expenses:

(1) the salaries and expenses of all personnel of the Fund and the Manager, except the fees and expenses of Independent Directors;

(2) all expenses incurred by the Manager or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund, as described below; and

(3) the costs and expenses payable to any subadviser pursuant to any subadvisory agreement between the Manager and a subadviser.

Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (1) the fee payable to the Manager, (2) the fees and expenses of Independent Directors, (3) the fees and certain expenses of the Fund's Custodian and Transfer Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (4) the charges and expenses of the Fund's legal counsel and independent registered public accounting firm, (5) brokerage commissions, if any, and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (6) all taxes and corporate fees payable by the Fund to governmental agencies, (7) the fees of any trade association of which the Fund is a member, (8) the cost of stock certificates representing shares of the Fund, (9) the cost of fidelity and liability insurance, (10) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, and the fees and expenses of registration and notice filings made in accordance with state securities laws, (11) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing report, proxy statements and prospectuses to shareholders, (12) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business, and (13) distribution and service fees.

The Management Agreement also provides that the Manager will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

The Management Agreement provides that it will terminate automatically if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either party upon not more than 60 days' or less than 30 days' written notice. The Management Agreement provides that it will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

For the fiscal years ended December 31, 2004, 2003 and 2002, PI received management fees of $9,137,592, $20,301,632 and $21,816,807, respectively.

PI has entered into a Subadvisory Agreement with Prudential Investment Management, Inc. (PIM or Subadviser), a wholly owned subsidiary of Prudential. The Subadvisory Agreement provides that PIM furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. PI continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises PIM's performance of such services. PIM is paid by PI at an annual rate of .250 of 1% of the Fund's average daily net assets to $50 million and .135 of 1% of the Fund's average daily net assets over $50 million.

The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, PI or PIM upon not more than 60 days' nor less than 30 days' written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved by the Board of Directors at least annually in accordance with the requirements of the 1940 Act.

(b) Matters Considered by the Board

The Management and Subadvisory Agreements were last approved by the Board, including all of the Independent Directors on May 26, 2004 at a meeting called for that purpose. In approving the Management and Subadvisory Agreements, the Board primarily considered, with respect to the Fund, the nature and quality of the services provided under the Agreements and the overall fairness of the Agreements to the Fund. The Board requested and evaluated reports from the Manager and the Subadviser that addressed specific factors designed to inform the Board's consideration of these and other issues. In considering the Management and Subadvisory Agreements, the Board did not identify any single factor as all-important or controlling. Instead the Board took all factors into consideration.

With respect to the nature and quality of the services provided by the Manager and the Subadviser, respectively, the Board considered the performance of the Fund in comparison to relevant market indices and the performance of a peer group of investment companies pursuing broadly similar strategies, and reviewed reports prepared by an unaffiliated organization applying various statistical and financial measures of fund performance compared to such indices and peer groups of funds. The Board also evaluated the division of responsibilities among the Manager and its affiliates, and the capabilities of the personnel providing services. The Board also considered the Manager's and Subadviser's reputation and their stated intentions with respect to their respective investment management capabilities in the management of the Fund. The Board considered each of the Manager's and Subadviser's stated commitment to maintenance of effective compliance programs for the Fund and their positive compliance history, as neither the Manager or Subadviser has been subject to any significant compliance problems.

With respect to the overall fairness of the Management and Subadvisory Agreements, the Board primarily considered the fee structure of the Agreements and the profitability of the Manager and the Subadviser and their affiliates from their association with the Fund. The Board reviewed information from an independent data service about the rates of compensation paid to investment advisers, and overall expense ratios, for funds comparable in size, character and investment strategy to the Fund. The Board noted that the fee rate paid by the Fund to the Manager was below the median compensation paid by comparable funds. The Board also considered that the Fund's fee structure provides for a reduction of payments resulting from economies of scale. The Board also evaluated the aggregate amount and structure of fees paid by the Manager to the Subadviser. In concluding that the direct and indirect benefits accruing to the Manager, the Subadviser and their affiliates, by virtue of their relationship to the Fund, were reasonable in comparison with the costs of the provision of investment advisory services and the benefits accruing to the Fund, the Board reviewed specific data as to the Manager's and the Subadviser's profit or loss on the Fund for the recent period and carefully examined their cost allocation methodology. With respect to profitability, the Manager and the Subadviser discussed with the Board the allocation methodologies for intercompany revenues and expenses (not including the costs of distributing shares or providing shareholder services) in order to approximate their respective profits from the Management or Subadvisory fees. The Board understood that neither the Manager nor the Subadviser use these profitability analyses in the management of their businesses other than in connection with the approval or continuation of management or advisory agreements, at least in part because they exclude significant costs and include certain revenues that judicial interpretations have required in the context of Board approval of mutual fund advisory agreements. These matters were also considered at the meeting of the Independent Directors.

Principal Underwriter, Distributor and Rule 12b-1 Plan

Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, acts as the distributor of the shares of the Fund. See "How the Fund is Managed-Distributor" in the Prospectus. PIMS is a subsidiary of Prudential.

Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the federal securities laws.

Distribution and Service Plan

Under the Fund's Distribution and Service Plan for the Class A shares (the Plan) and the Distribution Agreement, the Fund pays the Distributor a distribution and service fee of up to 0.125% per annum of the average daily net assets of the Class A shares of the Fund, computed daily and payable monthly. Under the Plan, the Fund is required to pay the distribution and service fee regardless of the expenses incurred by the Distributor.

For the fiscal year ended December 31, 2004, the Distributor received payments of $3,529,500 under the Plan. It is estimated that this amount was spent on: (1) account servicing fee credits to Wachovia Securities branch offices for payments of account servicing fees to account executives ($2,259,260 (64%)) and (2) allocation of overhead and other branch office distribution-related expenses ($1,270,240 (36%)). The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating branch offices of Wachovia Securities and Pruco Securities, LLC (Pruco), an affiliated broker-dealer, in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.

The Plan continues in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the Plan or in any agreement relating to the Plan (the Rule 12b-1 Directors), cast in person at a meeting called for the purpose of voting on such continuance. The Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding Class A voting securities of the Fund on not more than 30 days' written notice to any other party to the Plan. The Plan may not be amended to increase materially the amounts to be spent for the services described therein without shareholder approval, and all material amendments must also be approved by the Board of Directors in the manner described above. The Plan will automatically terminate in the event of its assignment.

Pursuant to the Plan, the Directors will be provided with, and will review at least quarterly, a written report of the distribution expenses incurred on behalf of the Fund by the Distributor. The report will include an itemization of the distribution expenses and the purpose of such expenditures. In addition, as long as the Plan remains in effect, the selection and nomination of Directors shall be committed to the Rule 12b-1 Directors.

Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act.

NASD Maximum Sales Charge Rule. Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of the Fund's Class A shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on Class A shares of the Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to Class A shares rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of the total gross sales of Class A shares, all sales charges on Class A shares would be suspended.

Other Service Providers

State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities, and in that capacity maintains cash and certain financial and accounting books and records pursuant to an agreement with the Fund.

Prudential Mutual Fund Services LLC (PMFS), 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102, serves as the transfer agent and dividend disbursing agent of the Fund. PMFS is an affiliate of PI. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions. In connection with services rendered to the Fund, PMFS receives an annual fee ($12.00) per shareholder account, a new account set up fee ($2.00) for each manually-established account and a monthly inactive zero balance account fee ($0.20) per shareholder account plus its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communications and other costs.

KPMG LLP, 757 Third Avenue, New York, NY 10017, serves as the Fund's independent registered public accounting firm and in that capacity audits the Fund's annual financial statements. Other accountants previously served as the independent registered public accounting firm for the Fund. The decision to change the independent registered public accounting firm was approved by the Audit Committee of the Board and the full Board at meetings held on February 24, 2004.

Code of Ethics

The Board of Directors has adopted a Code of Ethics. In addition, the Manager, Subadviser and Distributor have each adopted a Code of Ethics (collectively, the Codes). The Codes apply to access persons (generally persons who have access to information about the Fund's investment program) and permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when the Fund is making such investments. The Codes are on public file with, and are available from, the Commission.

Description of Proxy Voting Policies and Recordkeeping Procedures

The Board of Directors of the Fund has delegated to the Fund's investment manager, PI the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. The Fund authorizes the Manager to delegate, in whole or in part, its proxy voting authority to its investment advisers (Subadvisers) or third party vendors, consistent with the policies set forth below. The proxy voting process shall remain subject to the supervision of the Board of the Fund, including any Committee thereof established for that purpose.

The Manager and the Board of Directors of the Fund view the proxy voting process as a component of the investment process and, as such, seek to ensure that all proxy proposals are voted with the primary goal of seeking the optimal benefit for the Fund. Consistent with this goal, the Board of Directors of the Fund views the proxy voting process as a means to encourage strong corporate governance practices and ethical conduct by corporate management. The Manager and the Board of Directors of the Fund maintain a policy of seeking to protect the best interests of the Fund should a proxy issue potentially implicate a conflict of interest between the Fund and the Manager or its affiliates.

The Manager delegates to the Fund's Subadviser the responsibility for voting the Fund's proxies. The Subadviser is expected to identify and seek to obtain the optimal benefit for the Fund and to adopt written policies that meet certain minimum standards, including that the policies be reasonably designed to protect the best interests of the Fund and delineate procedures to be followed when a proxy vote presents a conflict between the interests of the Fund and the interests of the Subadviser or its affiliates. The Manager expects that the Subadviser will notify the Manager at least annually of any such conflicts identified and confirm how the issue was resolved. In addition, the Manager expects that the Subadviser will deliver to the Manager, or its appointed vendor, information required for filing the Form N-PX with the Commission.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available on the internet at www.irrc.com/prudential and on the Commission's website as www.sec.gov.

A summary of the proxy voting policy of the Fund's Subadviser is set forth in Appendix II of this SAI.

BROKERAGE ALLOCATION AND OTHER PRACTICES

The Fund has adopted a policy pursuant to which the Fund and its Manager, sub-adviser, and principal underwriter are prohibited from directly or indirectly compensating a broker-dealer for promoting or selling Fund shares by directing brokerage transactions to that broker. The Fund has adopted procedures for the purpose of deterring and detecting any violations of the policy. The policy permits the Fund, the Manager, and the sub-adviser to use selling brokers to execute transactions in portfolio securities so long as the selection of such selling brokers is the result of a decision that executing such transactions is in the best interest of the Fund and is not influenced by considerations about the sale of Fund shares.

The Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. For purposes of this section the term "Manager" includes the Subadviser. The Fund does not normally incur any brokerage commission expense on such transactions. In the market for money market instruments, securities are generally traded on a "net" basis, with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

In placing orders for portfolio securities of the Fund, the Manager is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Manager will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable under the circumstances. While the Manager generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the Manager may consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of the Fund, the Manager or the Manager's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than those of the Fund, and the services furnished by such brokers may be used by the Manager in providing investment management for the Fund. While such services are useful and important in supplementing its own research and facilities, the Manager believes that the value of such services is not determinable and does not significantly reduce expenses. The Fund does not reduce the fee it pays to the Manager by any amount that may be attributed to the value of such services. The Fund will not effect any securities transactions with or through Wachovia Securities as broker or dealer.

During the fiscal years ended December 31, 2004, 2003 and 2002, the Fund paid no brokerage commissions.

The Fund is required to disclose its holdings of securities of its regular brokers and dealers (as defined under Rule 10b-1 of the 1940 Act) and their parents during their most recent fiscal year. As of December 31, 2004, the Fund held securities as listed below:

Name of Regular Broker or Dealer or Parent (Issuer)	Type of Security Owned D=debt E=equity	Value of Securities Owned
Merrill Lynch & Co., Inc.	Debt	$50,000,000
Greenhich Capital Markets, Inc.	Debt	$47,586,345
Morgan Stanley	Debt	$43,000,000
Goldman, Sachs & Co.	Debt	$40,000,000
Citibank NA	Debt	$35,000,000
Credit Suisse First Boston Corp.	Debt	$20,000,000

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund's portfolio holdings are made public, as required by law, in the Fund's annual and semi-annual reports. These reports are filed with the SEC and mailed to shareholders within 60 days after the end of the relevant period. In addition, as required by law, the Fund's portfolio holdings as of the fiscal quarter end are reported to the SEC and posted to the Fund's website within 60 days after the end of the Fund's first and third fiscal quarters. In addition, the Fund may release its top ten holdings, sector and country breakdowns, and largest industries on a monthly basis, with the information as of a date 15 days prior to the release. Such information will be posted to the Fund's website within 15 days after the end of each month. These postings can be located at www.jennisondryden.com, and are available for at least six months from the date of their posting.

When authorized by the Fund's Chief Compliance Officer and an officer of the Fund, portfolio holdings information may be disseminated more frequently or at different periods than as described above to intermediaries that distribute the Fund's shares, third-party providers of auditing, custody, proxy voting and other services for the Fund, rating and ranking organizations, and certain affiliated persons of the Fund, as described below. The procedures utilized to determine eligibility are set forth below:

Procedures for Release of Portfolio Holdings Information:

1.  A request for release of fund holdings shall be prepared setting forth a legitimate business purpose for such release which shall specify the Fund(s), the terms of such release, and frequency (e.g., level of detail staleness). Such request shall address whether there are any conflicts of interest between the Fund and the investment adviser, sub-adviser, principal underwriter or any affiliated person thereof and how such conflicts shall be dealt with to demonstrate that the disclosure is in the best interest of the shareholders of the Fund(s).

2.  The request shall be forwarded to PI's Product Development Group and to the Chief Compliance Officer of the Fund(s), or his delegate, for review and approval.

3.  A confidentiality agreement in the form approved by an officer of the Fund(s) must be executed with the recipient of the fund holdings information.

4  An officer of the Fund(s) shall approve the release agreement. Copies of the release and agreement shall be sent to PI's law department.

5.  Written notification of the approval shall be sent by such officer to PI's Fund Administration Department to arrange the release of fund holdings information.

6.  PI's Fund Administration Department shall arrange for the release of fund holdings information by the Custodian Banks.

As of the date of this Statement of Additional Information, the Fund will provide:

1.  Traditional External Recipients/Vendors

•  Full holdings on a daily basis to Investor Responsibility Research Center (IRRC), Institutional Shareholder Services (ISS) and Automatic Data Processing, Inc. (ADP) (proxy voting agents) at the end of each day;

•  Full holdings on a daily basis to the Fund's Sub-adviser(s), Custodian, Sub-Custodian (if any) and Accounting Agents at the end of each day;

•  Full holdings to the Fund independent registered public accounting firm as soon as practicable following the Fund's fiscal year-end or on an as-needed basis; and

•  Full holdings to financial printers as soon as practicable following the end of the Fund's quarterly, semi-annual and annual period-ends.

2.  Analytical Service Providers

•  All Fund trades on a quarterly basis to Abel/Noser Corp. (an agency-only broker and transaction cost analysis company) as soon as practicable following the Fund's fiscal quarter-end; and

•  Full holdings on a daily basis to FactSet (an online investment research provider) at the end of each day.

In each case, the information disclosed must be for a legitimate business purpose and is subject to a confidentiality agreement intended to prohibit the recipient from trading on or further disseminating such information. Such arrangements will be monitored on an ongoing basis and will be reviewed by the Fund's Chief Compliance Officer and PI's Law Department on an annual basis.

In addition, certain authorized employees of PI receive portfolio holdings information on a quarterly, monthly or daily basis or upon request, in order to perform their business functions. All PI employees are subject to the requirements of the personal securities trading policy of Prudential Financial, Inc., which prohibits employees from trading on, or further disseminating confidential information, including portfolio holdings information.

The Board of Directors has approved PI's Policy for the Dissemination of Portfolio Holdings. The Board shall, on a quarterly basis, receive a report from PI detailing the recipients of the portfolio holdings information and the reason for such disclosure. The Board has delegated oversight over the Fund's disclosure of portfolio holdings to the Chief Compliance Officer.

There can be no assurance that the Fund's policies and procedures on portfolio holdings information will protect the Fund from the potential misuse of such information by individuals or entities that come into possession of the information.

SECURITIES AND ORGANIZATION

The Fund is authorized to issue 20 billion shares of common stock, $.001 par value, divided into four classes, designated as Class A common stock, Class B common stock, Class C common stock and Class Z common stock. Of the authorized shares of common stock, 13 billion shares consist of Class A shares, 2.5 billion shares consist of Class B shares, 2.5 billion shares consist of Class C shares, and 2 billion shares consist of Class Z shares.

Each class represents an interest in the same assets of the Fund and is identical in all respects except that (1) Class A shares are subject to distribution and/or service fees, (2) Class B shares, Class C shares, and Class Z shares are not subject to any distribution and/or service fees, (3) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (4) each class has a different exchange privilege and (5) Class Z shares are offered exclusively for sale to a limited group of investors. In accordance with the Fund's Articles of Incorporation, the Board of Directors may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board of Directors may determine. The Board of Directors may increase or decrease the number of authorized shares without approval by shareholders. Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder.

The Fund does not intend to hold annual meetings of shareholders unless otherwise required by law. The Fund will not be required to hold meetings of shareholders unless, for example, the election of Directors is required to be acted on by shareholders under the 1940 Act. Shareholders have certain rights, including the right to call a meeting upon a vote of 10%

or more of the Fund's outstanding shares for the purpose of voting on the removal of one or more Directors or to transact any other business.

PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

Purchase of Shares

The Fund reserves the right to reject any initial or subsequent purchase order (including an exchange) and the right to limit investments in the Fund solely to existing or past shareholders of the Fund.

Shares of the Fund may be purchased by investors through the Distributor, through brokers that have entered into agreements to sell Fund shares, or directly through PMFS. Shares may also be purchased through Wachovia Securities or Pruco. Wachovia Securities clients who hold Fund shares through Wachovia Securities may benefit through administrative conveniences afforded them as Wachovia Securities clients, but may be subject to certain additional restrictions imposed by Wachovia Securities.

Reopening an Account

Subject to the minimum investment restrictions, an investor may reopen an account, without filing a new application form, at any time during the calendar year the account is closed, provided that the information on the old form is still applicable.

Redemption of Shares

Investors who purchase Class A shares directly from PMFS may use the following procedures:

Check Redemption. At a shareholder's request, State Street will establish a personal checking account for the shareholder. Checks drawn on this account can be made payable to the order of any person in any amount equal to or greater than $500. The payee of the check may cash or deposit it like any other check drawn on a bank. When such a check is presented to State Street for payment, State Street presents the check to the Fund as authority to redeem a sufficient number of shares in a shareholder's account in the Fund to cover the amount of the check. This enables the shareholder to continue earning daily dividends until the check is cleared. Canceled checks are returned to the shareholder by State Street.

Shareholders are subject to State Street's rules and regulations governing checking accounts, including the right of State Street not to honor checks in amounts exceeding the value of the shareholder's account at the time the check is presented for payment. Participants in certain retirement plans may not be eligible for check redemption. Please contact PMFS for further details.

Shares for which certificates have been issued are not available for redemption to cover checks. A shareholder should be certain that adequate shares for which certificates have not been issued are in his or her account to cover the amount of the check. Also, shares purchased by check are not available to cover checks until 10 calendar days after receipt of the purchase check by PMFS. If insufficient shares are in the account, or if the purchase was made by check within 10 calendar days, the check will be returned marked "insufficient funds." Since the dollar value of an account is constantly changing, it is not possible for a shareholder to determine in advance the total value of his or her account so as to write a check for the redemption of the entire account.

PMFS reserves the right to assess a service charge to establish a checking account and to order checks. State Street, PMFS and the Fund have reserved the right to modify this checking account privilege or to place a charge for each check presented for payment for any individual account or for all accounts in the future.

The Fund, PMFS or State Street may terminate Check Redemption at any time upon 30 days' notice to participating shareholders. To receive further information, contact Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 8149, Philadelphia, PA 19176, or telephone (800) 225-1852 (toll-free). Check Redemption is not available to investors for whom Wachovia Securities has purchased shares.

Sale of Shares

You can redeem your shares at any time for cash at the Net Asset Value (NAV) next determined after the redemption request is received in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Transfer Agent, the Distributor or your broker. In certain cases, however, redemption proceeds from the sale of Class A (in certain cases), Class B or Class C shares of the Fund acquired as a part of an exchange privilege will be reduced by the amount of any applicable CDSC imposed by the original fund. See "Contingent Deferred Sales Charge" below.

If you are redeeming your shares through a broker, your broker must receive your sell order before the Fund computes its NAV for that day (at the close of regular trading on the New York Stock Exchange (NYSE), usually 4:00 p.m. New York time) in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order is received after the close of regular trading on the NYSE. Your dealer will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.

If you hold shares of the Fund through Wachovia Securities, you must redeem your shares through Wachovia Securities. Please contact your Wachovia Securities financial adviser.

In order to redeem shares, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates must be received by the Transfer Agent, the Distributor or your broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 8149, Philadelphia, PA 19176, to the Distributor, or to your broker.

Signature Guarantee. If the proceeds of the redemption (1) exceed $100,000, (2) are to be paid to a person other than the record owner, (3) are to be sent to an address other than the address on the Transfer Agent's records, or (4) are to be paid to a corporation, partnership, trust or fiduciary, and your shares are held directly with the Transfer Agent, the signature(s) on the redemption request or stock power must be signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. In the case of redemptions from a PruArray Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.

Payment for shares presented for redemption will be made by check within seven days after receipt by the Transfer Agent, the Distributor or your broker of the written request, and certificates, if issued, except as indicated below. If you hold shares through a broker, payment for shares presented for redemption will be credited to your account at your broker, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (1) when the NYSE is closed for other than customary weekends and holidays, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.

Payment for redemption of recently purchased shares will be delayed until the Fund or its Transfer Agent has been advised that the purchase check has been honored, which may take up to 10 calendar days from the time of receipt of the purchase check by the Transfer Agent. Such delay may be avoided by purchasing shares by wire or by certified or cashier's check.

Check Redemption. At your request, State Street will establish a personal checking account for you. Certain restrictions apply. Checks drawn on this account can be made payable to the order of any person in any amount greater than $500. When such check is presented to State Street for payment, State Street presents the check to the Fund as authority to redeem a sufficient number of shares of the Fund in your account to cover the amount of the check plus any applicable contingent deferred sales charges. If insufficient shares are in the account or if the purchase was made by check within 10 calendar days, the check will be returned marked "insufficient funds." Checks in an amount less than $500 will not be honored. Shares for which certificates have been issued cannot be redeemed by check.

Expedited Redemption Privilege. By electing the Expedited Redemption Privilege, you may arrange to have redemption proceeds sent to your bank account. The Expedited Redemption Privilege may be used to redeem shares in an amount of $200 or more, except if an account for which an expedited redemption is requested has a net asset value of less than $200, the entire account will be redeemed. Redemption proceeds in the amount of $1,000 or more will be remitted by wire to your bank account at a domestic commercial bank which is a member of the Federal Reserve system. Redemption proceeds of less than $1,000 will be mailed by check to your designated bank account. Any applicable contingent deferred sales charge will be deducted from the redemption proceeds. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m. New York time, to receive a redemption amount based on that day's NAV and are subject to the terms and conditions as set forth in the Prospectus regarding redemption of shares. In the event that the NYSE closes before

4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the NYSE closes. For more information, see "How to Buy, Sell and Exchange Shares of the Fund-Telephone Redemptions and Exchanges" in the Prospectus. The Expedited Redemption Privilege may be modified or terminated at any time without notice. To receive further information, shareholders should contact Prudential Mutual Fund Services LLC at (800) 225-1852.

Redemption in Kind. If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Any such securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.

Involuntary Redemption. In order to reduce expenses of the Fund, the Board of Directors may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other qualified or tax-deferred retirement plan or account, whose account has an account value of less than $500 due to a redemption. The Fund will give any such shareholder 60 days' prior written notice in which to purchase or acquire sufficient additional shares to avoid such redemption. No CDSC will be imposed on any involuntary redemption.

90-Day Repurchase Privilege. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest back into your account any portion or all of the proceeds of such redemption in shares of the Fund at the net asset value next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with the redemption of Class B or Class C shares will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a pro rata basis.) You must notify PMFS, either directly or through the Distributor or your dealer, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charge" below. Exercise of the repurchase privilege will generally not affect federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.

Contingent Deferred Sales Charge. Shares of the Fund are sold without any sales charge. Shareholders who exchange from Class B or Class C shares of a mutual fund into Class B or Class C shares of the Fund, however, are generally subject to a CDSC imposed by the original fund upon their redemption of Class B or Class C shares of the Fund depending on the date of purchase of shares of the original fund and the class of shares purchased, without regard to the time their shares were held in the Fund. If you purchased or hold your shares through a broker, third party administrator or other authorized entity that maintains subaccount recordkeeping, any applicable CDSC that you will pay will be calculated and reported to PMFS by such broker, administrator or other authorized entity.

The following example is provided to assist an investor in understanding how a CDSC is applied upon the redemption of Class B or Class C shares. Shareholders are advised to read the prospectus of the original fund for a description of the applicable CDSC.

For example, assume an investor purchased 100 Class B shares of a fund (the original fund) (subject to a contingent deferred sales charge declining from 5% to 1% over a period of six years) at $10 per share for a total cost of $1,000. Subsequently, the shareholder acquired 5 additional shares of the original fund through dividend reinvestment. During the second year after the original purchase, the investor exchanged into Class B shares of the Fund. Assuming at the time of the exchange, the net asset value of the original fund had appreciated to $12 per share, the value of the Investor's shares would be $1,260 (105 shares at $12 per share). Subsequently, the shareholder acquired 1 additional Class B share of the Fund through dividend reinvestment (1 share at $1.00 per share). In year three, the investor decided to redeem $500 of his or her investment. A CDSC would not be applied to the amount which represents appreciation and the value of the reinvested dividend shares ($261). Therefore, $239 of the redemption proceeds ($500 minus $261) would be charged at a rate of 4% (the applicable CDSC in the second year after purchase of the original fund, i.e., without regard to the time shares were held in the Fund) for a total contingent deferred sales charge of $9.56.

Restrictions on Sale

The Fund may suspend the right of redemption or postpone the date of payment for a period of up to seven days. Suspensions or postponements may not exceed seven days except (1) for any period (a) during which the NYSE is closed other than customary weekend and holiday closings or (b) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) for such other periods as the Commission may by order permit for the protection of shareholders of the Fund. The Commission by rules and regulations determines the conditions under which (i) trading shall be deemed to be restricted and (ii) an emergency is deemed to exist within the meaning of clause (2) above.

NET ASSET VALUE

The Fund's NAV per share is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares.

The Fund uses the amortized cost method of valuation to determine the value of its portfolio securities. In that regard, the Fund's Board of Directors has determined to maintain a dollar-weighted average portfolio maturity of 90 days or less, to purchase only instruments having remaining maturities of thirteen months or less, and to invest only in securities determined by the investment adviser under the supervision of the Board of Directors to be of minimal credit risk and to be of "eligible quality" in accordance with regulations of the Commission. The remaining maturity of an instrument held by the Fund that is subject to a put is deemed to be the period remaining until the principal amount can be recovered through demand or, in the case of a variable rate instrument, the next interest reset date, if longer. The value assigned to the put is zero. The Board of Directors also has established procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures will include review of a Fund's portfolio holdings by the Board, at such intervals as deemed appropriate, to determine whether the Fund's NAV calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board, and if such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board of Directors determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize gains or losses, the shortening of average portfolio maturity, the withholding of dividends or the establishment of NAV per share by using available market quotations.

The Fund computes its NAV at the close of regular trading on the NYSE, (usually 4:00 PM New York time), on each day the NYSE is open for trading. In the event that the NYSE closes before 4:00 p.m., you will receive the following day's NAV if your order to sell is received after the NYSE closes. The NYSE is closed on most national holidays and on Good Friday. The Fund may not determine its NAV on days when no orders to purchase, sell or exchange Fund shares have been received or days on which changes in the value of the Fund's securities do not materially affect the NAV.

TAXES, DIVIDENDS AND DISTRIBUTIONS

The following is a summary of certain tax considerations generally affecting the Fund and its shareholders. This section is based on the Internal Revenue Code of 1986, as amended (the "Code"), published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. Please consult your own tax advisor concerning the consequences of investing in the Fund in your particular circumstances under the Code and the laws of any other taxing jurisdiction.

Qualification as a Regulated Investment Company

The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code and intends to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of the sum of its net investment income for the year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

In addition to satisfying the Distribution Requirement, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

The Fund must also satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, (1) 50% or more of the value of the Fund's assets must be represented by cash, United States government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund's assets may be invested in securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.

If for any year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. Such distributions will generally be taxable to the shareholders as qualified dividend income, as discussed below, and generally will be eligible for the dividends received deduction in the case of corporate shareholders.

Excise Tax on Regulated Investment Companies

A 4% non-deductible excise tax is imposed on a regulated investment company to the extent that it distributes income in such a way that it is taxable to shareholders in a calendar year other than the calendar year in which the Fund earned the income. Specifically, the excise tax will be imposed if the Fund fails to distribute in each calendar year an amount equal to 98% of qualified dividend income and ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed otherwise retained amounts if it is subject to income tax on those amounts for any taxable year ending in such calendar year.

The Fund intends to make sufficient distributions or deemed distributions of its qualified dividend income, ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for this excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Investments

The Fund may make investments or engage in transactions that affect the character, amount and timing of gains or losses realized by the Fund. The Fund may make investments that produce income that is not matched by a corresponding cash receipt by the Fund. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. Such investments may require the Fund to borrow money or dispose of other securities in order to comply with those requirements. The Fund may also make investments that prevent or defer the recognition of losses or the deduction of expenses. These investments may likewise require the Fund to borrow money or dispose of other securities in order to comply with the distribution requirements of the Code. Additionally, the Fund may make investments that result in the recognition of ordinary income rather than capital gain, or that prevent the Fund from accruing a long-term holding period. These investments may prevent the Fund from making capital gain distributions as described below. The Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it makes any such investments in order to mitigate the effect of these rules.

The Fund invests in equity securities of foreign issuers. If the Fund purchases shares in certain foreign corporations (referred to as passive foreign investment companies ("PFICs") under the Code), the Fund may be subject to federal income tax on a portion of any "excess distribution" from such foreign corporation, including any gain from the disposition of such shares, even if such income is distributed by the Fund to its shareholders. In addition, certain interest charges may be imposed on the Fund as a result of such distributions. If the Fund were to invest in an eligible PFIC and elected to treat the PFIC as a qualified electing fund (a "QEF"), in lieu of the foregoing requirements, the Fund would be required to include each year in its income and distribute to shareholders in accordance with the distribution requirements of the Code, a pro rata portion of the QEF's ordinary earnings and net capital gain, whether or not distributed by the QEF to the Fund. Alternatively, the Fund generally will be permitted to "mark to market" any shares it holds in a PFIC. If the Fund made such an election, the Fund would be required to include in income each year and distribute to shareholders in accordance with the distribution requirements of the Code, an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock at that time. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark-to-market gains with respect to the stock included by the Fund for prior taxable years. The Fund will make appropriate basis adjustments in the PFIC stock to take into account the mark-to-market amounts.

Notwithstanding any election made by the Fund, dividends attributable to distributions from a foreign corporation will not be eligible for the special tax rates applicable to qualified dividend income if the foreign corporation is a PFIC either in the taxable year of the distribution or the preceding taxable year, but instead will be taxable at rates applicable to ordinary income.

Fund Distributions

The Fund anticipates distributing substantially all of its net investment income for each taxable year. Dividends of net investment income paid to a noncorporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by the Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, the Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the noncorporate U.S. shareholder must meet certain holding period requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. Dividends paid by the Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of dividends received by the Fund from certain domestic corporations for the taxable year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year, including the portion of dividends paid that qualify for the reduced tax rate.

Ordinarily, shareholders are required to take taxable distributions by the Fund into account in the year in which the distributions are made. However, for federal income tax purposes, dividends that are declared by a Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.

The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend", it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired its shares. Capital gain of a noncorporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. In such a case, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Distributions by the Fund that do not constitute qualified dividend income, ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares; any excess will be treated as gain from the sale of its shares, as discussed below.

Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, prospective investors in the Fund should be aware that distributions from the Fund will, all other things being equal, have the effect of reducing the net asset value of the Fund's shares by the amount of the distribution. If the net asset value is reduced below a shareholder's cost, the distribution will nonetheless be taxable as described above, even if the distribution effectively represents a return of invested capital. Investors should consider the tax implications of buying shares just prior to a distribution, when the price of shares may reflect the amount of the forthcoming distribution.

Sale or Redemption of Shares

A shareholder will recognize gain or loss on the sale or redemption of shares in the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder acquires other shares of the Fund within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of the Fund. Additionally, if a shareholder disposes of shares of the Fund within 90 days following their acquisition, and the shareholder subsequently re-acquires Fund shares pursuant to a reinvestment right received upon the purchase of the original shares, any load charge (i.e., sales or additional charge) incurred upon the acquisition of the original shares will not be taken into account as part of the shareholder's basis for computing profit or loss upon the sale of the shares.

In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares. Capital gain of a noncorporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the shareholder for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

Backup Withholding

The Fund will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of qualified dividend income, ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient". Backup withholding is not an additional tax and any amounts withheld may be refunded or credited against a shareholder's federal income tax liability, provided the appropriate information is furnished to the IRS.

Foreign Shareholders

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) on the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax, including withholding tax, on gains realized on the sale of shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains. Generally, interest-related dividends and short-term capital gains dividends received from a regulated investment company are exempt from the 30-percent withholding tax. This exemption applies to both nonresident alien individuals and foreign corporations for dividends paid after December 31, 2004, and apply to income that would not be subject to the 30-percent tax if earned by the foreign person directly. With respect to interest-related dividends, this exemption does not apply if the Fund does not receive a statement in Internal Revenue Service Form W-8 stating that the shareholder is not a U.S. person. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

In the case of foreign non-corporate shareholders, the Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of a Fund by an individual foreign shareholder will not be subject to U.S. federal gift tax, but the value of shares of a Fund held by such a shareholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.

State and Local Tax Matters

Depending on the residence of the shareholders for tax purposes, distributions may also be subject to state and local taxes. Rules of state and local taxation regarding qualified dividend income, ordinary income dividends and capital gain dividends from regulated investment companies may differ from the U.S. federal income tax rules in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.

CALCULATION OF YIELD

The Fund will prepare a current quotation of yield daily. The Yield quoted will be the simple annualized yield for an identified seven calendar day period. The yield calculation will be based on a hypothetical account having a balance of exactly one share at the beginning of the seven-day period. The base period return will be the change in the value of the hypothetical account during the seven-day period, including dividends declared on any shares purchased with dividends on the shares, but excluding any capital changes, divided by the value of the account at the beginning of the base period. The yield will vary as interest rates and other conditions affecting money market instruments change. Yield also depends on the quality, length of maturity and type of instruments in the Fund's portfolio, and its operating expenses. The Fund also may prepare an effective annual yield computed by compounding the unannualized seven-day period return as follows: by adding 1 to the unannualized seven-day period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

  Effective yield  = [(base period return + 1)365/7] 1

The Fund's yield fluctuates, and an annualized yield quotation is not a representation by the Fund as to what an investment in the Fund will actually yield for any given period. Actual yields will depend upon not only changes in interest rates generally during the period in which the investment in a Fund is held, but also in changes in the Fund's expenses. Yield does not take into account any federal or state income taxes.

FINANCIAL STATEMENTS

The Fund's financial statements for the fiscal year ended December 31, 2004, incorporated into this SAI by reference to the Fund's 2004 annual report to shareholders (File No. 811-02619), have been so incorporated in reliance on the report of KPMG LLP, independent registered public accounting firm.

You may obtain a copy of the Fund's annual report at no charge by request to the Fund by calling (800) 225-1852, or by writing to the Fund at 100 Mulberry Street, Gateway Center Three, Newark, New Jersey 07102.

APPENDIX I-DESCRIPTION OF SECURITY RATINGS

MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

Long-Term Ratings

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Moody's appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Baa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Debt Ratings

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Those obligations have an original maturity not exceeding thirteen months, unless explicitly noted.

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

STANDARD & POOR'S RATINGS SERVICES (S&P)

Long-Term Issue Credit Ratings

AAA: An obligation rated AAA has the highest rating assigned by S&P . The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet the financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated C is CURRENTLY HIGHLY VULNERABLE to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): The ratings from AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Paper Ratings

A S&P short-term issue credit rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than three years.

A-1: A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

FITCH RATINGS

International Long-Term Credit Ratings

Investment Grade

AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions that is the case for higher ratings.

BBB: Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB: Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD, D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. DDD obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. DD indicates potential recoveries in the range of 50%-90% and D the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations.

Entities rated DDD have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated DD and D are generally undergoing a formal reorganization or liquidation process; those rated DD are likely to satisfy a higher portion of their outstanding obligations, while entities rated D have a poor prospect of repaying all obligations.

Notes: "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA category or to categories below CCC.

Short-Term Debt Ratings

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1: Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments: may have an added "+" to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3: Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

NR: Indicates that Fitch does not rate the specific issue.

Withdrawn: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

FitchAlert: Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raised or lowered. FitchAlert is relatively short term, and should be resolved within 12 months.

Ratings Outlook: An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

Plus (+) or Minus (-): Plus and minus signs may be appended to a rating to denote relative status within major ratings categories. Such suffixes are not added to the AAA long-term rating category or to short-term ratings other than F1.

APPENDIX II-PROXY VOTING POLICIES OF THE SUBADVISER

A summary of the proxy voting policy of the Fund's Subadviser follows:

Summary of PIM Proxy Voting Policy

The overarching goal of each of the asset management units within Prudential Investment Management, Inc. ("PIM") is to vote proxies in the best interests of their respective clients based on the clients' priorities. Client interests are placed ahead of any potential interest of PIM or its Asset Management Units.

Because the various asset management units within PIM manage distinct classes of assets with differing management styles, some units will consider each proxy on its individual merits while other units may adopt a pre-determined set of voting guidelines. The specific voting approach of each unit is noted below.

A committee comprised of senior business representatives from each of the asset management units together with relevant regulatory personnel oversees the proxy voting process and monitors potential conflicts of interests. The committee is responsible for interpretation of the proxy voting policy and periodically assess the policy's effectiveness. In addition, should the need arise, the committee is authorized to handle any proxy matter involving an actual or apparent conflict of interest that cannot be resolved at the level of an individual asset management business unit.

In all cases, clients may obtain the proxy voting policies and procedures of the various PIM asset management units, and information is available to each client concerning the voting of proxies with respect to the client's securities, simply by contacting the client service representative of the respective unit.

Voting Approach of PIM Asset Management Units

Prudential Public Fixed Income

As this asset management unit invests almost exclusively in public debt, there are few traditional proxies voted in this unit. Generally, when a proxy is received, this unit will vote with management on routine matters such as the appointment of accountants or the election of directors. With respect to non-routine matters such as proposed anti-takeover provisions or mergers the financial impact will be analyzed and the proxy will be voted on a case-by-case basis. Specifically, if a proxy involves:

•  a proposal regarding a merger, acquisition or reorganization,

•  a proposal that is not addressed in the unit's detailed policy statement, or

•  circumstances that suggest a vote not in accordance with the detailed policy,

the proxy will be referred to the applicable portfolio manager(s) for individual consideration.

Prudential Real Estate Investors

As this asset management unit invests primarily in real estate and real estate related interests, there are few traditional proxies voted in this unit. Generally, when a proxy is received, this unit will vote with management on routine matters such as the appointment of accountants or the election of directors. With respect to non-routine matters such as proposed anti-takeover provisions or mergers the financial impact will be analyzed and the proxy will be voted on a case-by-case basis. Specifically, if a proxy involves:

• a proposal regarding a merger, acquisition or reorganization,

• a proposal that is not addressed in the unit's detailed policy statement, or

• circumstances that suggest a vote not in accordance with the detailed policy,

the proxy will be referred to the relevant portfolio manager(s) for individual consideration.

Prudential Capital Group

As this asset management unit invests almost exclusively in privately placed debt, there are few, if any, traditional proxies voted in this unit. As a result, this unit evaluates each proxy it receives and votes on a case-by-case basis. Considerations will include the detailed knowledge of the issuer's financial condition, long- and short-term economic outlook for the issuer, its capital structure and debt-service obligations, the issuer's management team and capabilities, as well as other pertinent factors. In short, this unit attempts to vote all proxies in the best economic interest of its clients based on the clients' expressed priorities, if any.

II-1

PART C

OTHER INFORMATION

Item 23. Exhibits.

(a)  (1) Articles of Restatement of Articles of Incorporation, incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on February 27, 1997.

(2) Articles of Amendment dated July 7, 2003, incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on December 31, 2003.

(3) Articles Supplementary dated December 4, 2003, incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on December 31, 2003.

(b)  By-Laws, as Amended and Restated November 18, 1999, incorporated by reference to Exhibit (b) to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on February 28, 2001.

(c)  (1) Form of stock certificate, incorporated by reference to Exhibit 4(a) to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on February 27, 1997.

(2) Instruments defining rights of shareholders incorporated by reference to Exhibits (a) and (b).

(d)  (1) Management Agreement between the Registrant and Prudential Mutual Fund Management, incorporated by reference to Exhibit 5(a) to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on February 27, 1997.

(2) Subadvisory Agreement between Prudential Mutual Fund Management and The Prudential Investment Corporation, incorporated by reference to Exhibit 5(b) to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on February 27, 1997.

(3) Amendment to Subadvisory Agreement between Prudential Investments Fund Management LLC and The Prudential Investment Corporation, incorporated by reference to Exhibit (d)(iii) to Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on February 29, 2000.

(e)  (1) Distribution Agreement between the Registrant and Prudential Investment Management Services LLC, incorporated by reference to Exhibit (e)(ii) to Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on February 28, 2000.

(2) Form of Dealer Agreement, incorporated by reference to Exhibit (e)(iii) to Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on February 28, 2000.

(f)  Not applicable.

(g)  (1) Custodian Contract with State Street Bank and Trust Company, incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on February 27, 1997.

(2) Amendment to Custodian Contract dated February 22, 1999, incorporated by reference to Exhibit (g)(ii) to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on February 28, 2001.

(3) Amendment to Custodian Contract dated July 17, 2001, incorporated by reference to Exhibit (g)(3) to Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on February 14, 2002.

(4) Amendment to Custodian Contract dated January 17, 2002, incorporated by reference to Exhibit (g)(4) to Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on February 14, 2002.

(h)  (1) Transfer Agency and Service Agreement, incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on February 27, 1997.

(2) Amendment to Transfer Agency and Service Agreement, dated August 24, 1999, incorporated by reference to Exhibit (h)(ii) to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on February 28, 2001.

(3) Amendment to Transfer Agency and Service Agreement dated September 4, 2002, incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on February 27, 2003.

(i)  Opinion and Consent of Piper Rudnick LLP regarding legality of the securities being registered, incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on February 27, 2004.

(j)  Consent of independent registered public accounting firm.*

(k)  Not applicable.

(l)  Not applicable.

(m)  Amended and Restated Distribution and Service Plan of Registrant, incorporated by reference to Exhibit (m)(ii) to Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on February 28, 2000.

(n)  Amended and Restated Rule 18f-3 Plan dated November 19, 2003, incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on December 31, 2003.

(o)  Reserved

(p)  (1) Code of Ethics of the Registrant dated February 24, 2004.*

(2) Code of Ethics and Personal Securities Trading Policy of Prudential Financial, Inc., including Prudential Investment Management, Inc., Prudential Investments LLC and Prudential Investment Management Services LLC dated February 24, 2004.*

(q)  (1) Powers of Attorney dated August 1, 2003.*

(2) Power of Attorney dated August 1, 2003.*

*Filed herewith.

Item 24. Persons Controlled by or under Common Control with the Registrant

None.

Item 25. Indemnification.

As permitted by Sections 17(h) and (i) of the Investment Company Act of 1940, as amended (the 1940 Act), and pursuant to Article VII of the Fund's Amended By-Laws (Exhibit (b) to the Registration Statement), the Registrant shall indemnify present and former officers, directors, employees and agents of the Registrant against judgments, fines, settlements and expenses and may advance expenses to such parties to the fullest extent authorized, and in the manner permitted, by applicable federal and state law. Section 2-418 of Maryland General Corporation Law permits indemnification of directors unless it is established that (1) the act or omission of the director was material to the matter and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty; or (2) the director actually received an improper personal benefit in money, property or services; or (3) in the case of a criminal proceeding, the director has reasonable cause to believe that the act or omission was unlawful. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 10 of the Distribution Agreement (Exhibit (e)(1) to the Registration Statement), Prudential Investment Management Services LLC or the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the Securities Act), may be permitted to directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (the Commission) such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Section 9 of the Management Agreement (Exhibit (d)(1) to the Registration Statement) limits the liability of Prudential Investments LLC (PI) to losses resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36 (b)(3) of the 1940 Act) or losses resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard by PI of its obligations and duties under the Management Agreement. Section 4 of the Subadvisory Agreement (Exhibit (d)(2) to the Registration Statement) limits the liability of Prudential Investment Management, Inc. (PIM) to losses resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or from reckless disregard by PIM of its obligations and duties under the Subadvisory Agreement.

The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws in a manner consistent with Release No. 11330 of the Commission under the 1940 Act so long as the interpretation of Sections 17(h) and 17 (i) of such Act remains in effect and is consistently applied.

The Registrant maintains an insurance policy insuring its officers and directors against certain liabilities and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting conflict of interest, intentional non-compliance with statutes or regulations or dishonesty, fraudulent or criminal acts or omissions. The insurance policy also insures the Registrant against the costs of indemnification payments to officers and directors under certain circumstances.

Item 26. Business and other Connections of the Investment Adviser.

(a)  Prudential Investments LLC (PI).

See "How the Fund is Managed-Manager" in the Prospectus constituting Part A of this Post-Effective Amendment to the Registration Statement and "Investment Advisory and Other Services-Manager and Investment Adviser" in the Statement of Additional Information (SAI) constituting Part B of this Post-Effective Amendment to the Registration Statement.

The business and other connections of directors and officers of PI are listed in Schedules A and D of Form ADV of PI as currently on file with the Commission (File No. 801-31104), the text of which is hereby incorporated by reference.

The business and other connections of PI's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

Name and Address	Position with PI	Principal Occupations
Robert F. Gunia	Executive Vice President and Chief Administrative Officer	Executive Vice President, and Chief Administrative Officer, PI; Vice President, Prudential; President, PIMS; Executive Vice President, Chief Administrative Officer and Director of American Skandia Investment Services, Inc.; Executive Vice President and Director of American Skandia Fund Services, Inc.; Executive Vice President, Chief Administrative Officer and Director of American Skandia Advisory Services, Inc.

William V. Healey	Executive Vice President and Chief Legal Officer	Executive Vice President, and Chief Legal Officer, PI; Vice President and Associate General Counsel, Prudential; Senior Vice President, Chief Legal Officer and Secretary, PIMS; Executive Vice President and Chief Legal Officer of American Skandia Investment Services, Inc., American Skandia Fund Services, Inc. and American Skandia Advisory Services, Inc.

Name and Address	Position with PI	Principal Occupations
Kevin B. Osborn	Executive Vice President	Executive Vice President, PI; Executive Vice President and Director of American Skandia Investment Services, Inc. and Executive Vice President and Director of American Skandia Advisory Services, Inc.

Stephen Pelletier	Executive Vice President	Executive Vice President, PI

Judy A. Rice	Officer in Charge, President, Chief Executive Officer and Chief Operating Officer	Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer, PI; Officer-in-Charge, Director, President, Chief Executive Officer and Chief Operating Officer of American Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc., Officer-in-Charge, Director, President and Chief Executive Officer of American Skandia Fund Services, Inc.

(b)  Prudential Investment Management, Inc. (PIM)

See "How the Fund is Managed-Investment Adviser" in the Prospectus constituting Part A of the Registration Statement and "Investment Advisory and Other Services-Manager and Investment Adviser" in the SAI constituting Part B of this Registration Statement.

The business and other connections of the directors and executive officers of Prudential Investment Management, Inc. are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-22808), as most recently amended, the text of which is hereby incorporated reference.

Item 27. Principal Underwriters.

(a)  Prudential Investment Management Services LLC (PIMS)

PIMS is distributor for American Skandia Trust, Cash Accumulation Trust, Nicholas-Applegate Fund, Inc (Nicholas-Applegate Growth Equity Fund), Dryden California Municipal Fund, Jennison Equity Fund, Inc., Prudential's Gibraltar Fund, Inc., Dryden Global Total Return Fund, Inc., Dryden Government Income Fund, Inc., Dryden Government Securities Trust, Dryden High Yield Fund, Inc., Dryden Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., MoneyMart Assets, Inc., Dryden Municipal Bond Fund, Dryden Municipal Series Fund, Jennison Natural Resources Fund, Inc., Strategic Partners Real Estate Securities Fund, Jennison Sector Funds, Inc., Dryden Short-Term Bond Fund, Inc., Jennison Small Company Fund, Inc., Dryden Tax-Free Money Fund, Dryden Tax-Managed Funds, Dryden Small-Cap Core Equity Fund, Inc., Dryden Total Return Bond Fund, Inc., Jennison 20/20 Focus Fund, Jennison U.S. Emerging Growth Fund, Inc., Jennison Value Fund, Prudential World Fund, Inc., Special Money Market Fund, Inc., Strategic Partners Asset Allocation Funds, Strategic Partners Mutual Funds, Inc., Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds, The Prudential Investment Portfolios, Inc., The Prudential Series Fund, Inc. and The Target Portfolio Trust.

PIMS is also distributor of the following unit investment trusts: Separate Accounts: The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract GI-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account and The Prudential Qualified Individual Variable Contract Account.

(b)  The business and other connections of PIMS' directors and principal executive officers are listed in its Form ADV as currently on file with the Securities and Exchange Commission (File No. 8-36540), the text of which is hereby incorporated by reference.

(c)  Registrant has no principal underwriter who is not an affiliated person of the Registrant.

Item 28. Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, Prudential Investment Management, Inc., Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102, the Registrant, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, and Prudential Mutual Fund Services LLC, 100 Mulberry Street, Gateway Center Three, Newark, New Jersey 07102. Documents required by Rules 31a-1(b) (4), (5), (6), (7), (9), (10) and (11) and 31a-1 (d) and (f) will be kept at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Services LLC.

Item 29. Management Services.

Other than as set forth under the captions "How the Fund is Managed-Manager" and "How the Fund is Managed-Distributor" in the Prospectus and the caption "Investment Advisory and Other Services" in the SAI, constituting Parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement, Registrant is not a party to any management-related service contract.

Item 30. Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) of the Securities Act and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, and State of New Jersey, on the 25th day of February, 2005.

  MONEYMART ASSETS, INC.

    *

  Judy A. Rice, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date
* David E. A. Carson	Director

* Robert F. Gunia	Director and Vice President

* Robert E. La Blanc	Director

* Douglas H. McCorkindale	Director

* Judy A. Rice	President

* Robin B. Smith	Director

* Stephen Stoneburn	Director

* Clay T. Whitehead	Director

* Grace C. Torres	Treasurer, Principal Financial and Accounting Officer

*By: /s/ JONATHAN D. SHAIN Jonathan D. Shain	Attorney-in-Fact	February 25, 2005

EXHIBIT INDEX

(j)  Consent of independent registered public accounting firm.

(p)  (1) Code of Ethics of the Registrant dated February 24, 2004.

  (2) Code of Ethics and Personal Securities Trading Policy of Prudential Financial, Inc., including Prudential Investment Management, Inc., Prudential Investments LLC and Prudential Investment Management Services LLC dated February 24, 2004.

(q)  (1) Powers of Attorney dated August 1, 2003.

  (2) Power of Attorney dated August 1, 2003.